UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FALCONSTOR SOFTWARE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED [●], 2018

FALCONSTOR SOFTWARE, INC.

[●], 2018

To Our Stockholders:

We invite you to attend our annual stockholders’ meeting on Friday, June 22, 2018 at our corporate offices located at 823 Congress Avenue, Suite 1300, Austin, TX 78701, at 10:00 a.m. (CDT).

This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

Only stockholders of record at the close of business on April 30, 2018 will be entitled to vote at the annual meeting. Even if you only own a few shares, we want your shares to be represented at the annual meeting. We urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

/s/ Todd Brooks

Todd Brooks
President & Chief Executive Officer
3

FALCONSTOR SOFTWARE, INC.
823 Congress Ave., Suite 1300
Austin, Texas 78701
_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 22, 2018

________________

To Our Stockholders:

The 2018 Annual Meeting of Stockholders (“Annual Meeting”) of FalconStor Software, Inc. (the “Company”), a Delaware corporation, will be held at the Company’s executive offices located at 823 Congress Avenue, Suite 1300, Austin, TX 78701, at 10:00 a.m. (CDT) on Friday, June 22, 2018, to consider and to vote on the following matters described in this notice and the accompanying Proxy Statement:

1)	To elect one director to the Company’s Board of Directors (the “Board”) to a three-year term and until such director’s successor is elected and qualified;
2)	To approve the FalconStor Software, Inc. 2018 Incentive Stock Plan;
3)	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”) to 800,000,000;
4)	To approve an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock;
5)	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for fiscal 2018; and
6)	Any other matters that properly come before the Annual Meeting.

At the Annual Meeting, the Company intends to nominate William Miller for election to the Board. Mr. Miller is currently a member of the Company’s Board. For more information concerning the nominee, please see the Proxy Statement.

The Board has fixed the close of business on April 30, 2018 as the record date for determination of stockholders entitled to vote at the Annual Meeting or any adjournment thereof, and only record holders of Common Stock at the close of business on that day, and holders of our Series A convertible preferred stock, will be entitled to vote. At the record date, 97,937,491 shares of Common Stock were outstanding and the Series A convertible preferred stock could vote an additional 7,317,073 shares. Each share of the Series A convertible preferred stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share Series A convertible preferred stock, based on an assumed conversion price of $1.23 per share.

4

To assure representation at the Annual Meeting, stockholders are urged to return a proxy as promptly as possible. You may return the proxy by signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or online at www.proxyvote.com, or by telephone. If returning your proxy by online vote or telephone, please follow the instructions on the Voting Information Form. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

If you plan to attend the Annual Meeting in person, we would appreciate your response by indicating so when returning the proxy.

By Order of the Board of Directors,

/s/ Brad Wolfe
Dated: Austin, TX	Brad Wolfe
[●], 2018	Chief Financial Officer

5

FALCONSTOR SOFTWARE, INC.
823 Congress Ave., Suite 1300
Austin, Texas 78701

_________________

2018 PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of stockholders (“Annual Meeting”) of FalconStor Software, Inc. (the “Company”, “we”, “our”), to be held on Friday, June 22, 2018 beginning at 10:00 a.m. (CDT), at the Company’s executive offices located at 823 Congress Avenue, Suite 1300, Austin, TX 78701, and at any postponements or adjournments thereof.

ABOUT THE MEETING

What is the Purpose of the Annual Meeting

At the Company’s Annual Meeting, stockholders will hear an update on the Company’s operations, have a chance to meet some of its directors and executives and will act on the following matters:

1)	To elect one director to the Company’s Board of Directors (the “Board”) to a three-year term and until such director’s successor is elected and qualified;
2)	To approve the FalconStor Software, Inc. 2018 Incentive Stock Plan (the “2018 Plan”)
3)	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”) to 800,000,000;
4)	To approve an Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Amended and Restated Certificate of Designations”);
5)	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for fiscal 2018; and
6)	Any other matters that properly come before the Annual Meeting.

6

Who May Vote; Provision of Materials

Stockholders of the Company as recorded in our stock register on April 30, 2018 (the “Record Date”), may vote at the Annual Meeting. We have only one class of voting shares. The holder of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”) votes along with this class. In addition, the Series A Preferred Stock will vote separately as a class with respect to the proposal to approve the Amended and Restated Certificate of Designations. As of the Record Date, we had 97,937,491 shares of Common Stock eligible to vote and the Series A Preferred Stock could vote an additional 7,317,073 shares. Each share of the Series A Preferred Stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, based on an assumed conversion price of $1.23 per share.

How to Vote

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. To vote by proxy, you can mail the enclosed card, you can call the phone number on the Voting Instruction Form you received, or you can vote at www.proxyvote.com. If voting by phone or by the Internet, have your Voting Instruction Form in hand and follow the instructions.

How Proxies Work

Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against the proposals or abstain from voting.

Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors recommendations, i.e., (i) in favor of our director nominee, (ii) in favor of the 2018 Plan, (iii) in favor of the amendment to the Charter, (iv) in favor of the Amended and Restated Certificate of Designations and (v) in favor of the ratification of the appointment of RBSM LLP as our independent registered public accounting firm.

You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.

Revoking a Proxy

There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Annual Meeting. Last, you may notify our Chief Financial Officer in writing at 823 Congress Ave., Suite 1300, Austin, Texas 78701.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose.

7

Votes Needed

The director nominee receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seat of our directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting will be required to approve an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 800,000,000. The affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting will be required to approve the Amended and Restated Certificate of Designations. For the other proposals to be approved, we require the favorable vote of a majority of the votes cast and only votes for or against a proposal count. Votes that are withheld from voting on a proposal will be excluded entirely and will have no effect in determining the quorum or the plurality or the majority of votes cast. Abstentions count for quorum purposes only and not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are not entitled to vote on the election of the director or, the proposals to increase the number of authorized shares of Common Stock, approve the Amended and Restated Certificate of Designations or approve the 2018 Plan. Brokers are entitled to vote on the ratification of the auditors.

Attending in Person

Only stockholders, their proxy holders, and our invited guests may attend the Annual Meeting. For security purposes, all persons attending the Annual Meeting must bring identification with photo. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the Annual Meeting. For example, you could bring an account statement showing that you owned shares of the Company’s Common Stock as of the Record Date as acceptable proof of ownership.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of the Company’s Common Stock outstanding at April 30, 2018, by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director and nominee for director, (iii) each of the Named Executive Officers identified in the summary compensation table, and (iv) all directors, nominees for director and executive officers of the Company as a group.

8

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Class (2)
Martin Hale, Hale Fund Management, LLC Hale Capital Management, LP, Hale Capital Partners, LP, HCP-FVA, LLC (3)	54,891,807	56.04%
ESW Capital, LLC (4)	6,399,361	6.5%
Michael P. Kelly (5)	131,173	*
Barry Rudolph (6)	36,000	*
William Miller (7)	35,331	*
Todd Brooks	—	0%
Brad Wolfe	—	0%
All Directors, Nominees for Director and Executive Officers as a Group (8) (7 persons)	55,076,291	56.24%
Patrick McClain (9)	—	0%

*Less than one percent

(1)	A person is deemed to be the beneficial owner of voting securities over which the person has voting power or that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities, or upon the lapse or the removal of all restrictions on shares of restricted stock. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days from the Record Date) have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(2)	Based upon shares of Common Stock outstanding at the Record Date, April 30, 2018, of 97,937,491.
(3)	Based on information contained in Forms 4 and a report on Schedule 13D/A filed by Mr. Hale, Hale Fund Management, LLC (“Fund Management”), Hale Capital Management, LP (“Capital Management”), Hale Capital Partners, LP (“Hale Capital”), and HCP-FVA, LLC (“HCP-FVA”) on March 6, 2018. Consists of (i) 54,820,992 shares of Common Stock held by Hale Capital and HCP-FVA, and (ii) 70,815 shares of restricted stock held by Mr. Hale for the benefit of Hale Capital. 900,000 shares of Series A Preferred Stock held by HCP-FVA, which equates to 8,781,516 shares of Common Stock on an as-converted basis (without giving effect to the 9.99% blocker contained in the Certificate of Designations), held by HCP-FVA, and equates to 7,317,073 shares of Common Stock on an as-converted voting basis, have currently been excluded from beneficial ownership because the Company does not have sufficient authorized capital. Also excludes 368,533,630 shares of Common Stock issuable upon the exercise of warrants held by HCP-FVA subject to the stockholders’ approval of Proposal No. 3 herein. Each of Mr. Hale, Fund Management, Capital Management and Hale Capital disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest. The address of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is 17 State Street, Suite 3230, New York, NY 10004.
(4)	Based on information contained in a report on Schedule 13G filed by ESW Capital, LLC and Joseph A. Liemandt on August 28, 2017. Mr. Liemandt is the sole voting member of ESW Capital, LLC and disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest. The address of Mr. Liemandt and ESW Capital, LLC is 401 Congress Ave., Suite 2650, Austin, TX 78701.
9

(5)	Based on information contained in Forms 3 and 4 filed by Mr. Kelly and certain other information. Consists of 113,173 shares of Common Stock held by Mr. Kelly.
(6)	Based on information contained in Forms 3 and 4 filed by Mr. Rudolph and certain other information. Consists of 36,000 shares of Common Stock held by Mr. Rudolph.
(7)	Based on information contained in Forms 3 and 4 filed by Mr. Miller and certain other information. Consists of (i) 32,711 shares of Common Stock held by Mr. Miller and (ii) 2,600 shares of Common Stock held by PV Strategies LLC, a hedge fund managed by Miller Investment Management LLC, a registered investment adviser of which Mr. Miller is a principal. Mr. Miller, as a principal of Miller Investment Management LLC, may be deemed the beneficial owner of shares owned by PV Strategies LLC. Mr. Miller disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(8)	Consists of shares of Common Stock held by all directors and executive officers as a group and 54,891,807 shares held by HCP-FVA.
(9)	Mr. McClain resigned as Chief Financial Officer effective April 9, 2018 and transitioned into a senior advisor role in continued support of the Company’s strategic plan execution.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of Forms 3, 4, and 5, and amendments thereto furnished to the Company during the fiscal year ended December 31, 2017, the Company is not aware of any director, officer, or beneficial owner of more than 10 percent of any class of Company equities who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the fiscal year ended December 31, 2017.

BOARD OF DIRECTORS

Independence

In accordance with the Company’s Corporate Governance Guidelines, and the Nasdaq Stock Market corporate governance listing standards (the “Nasdaq Standards”), a majority of the Company’s directors must be independent as determined by the Board of Directors. While the Company’s Common Stock is currently traded on the OTC markets, in making its independence determinations for directors, the Board looks to the Nasdaq Standards.

Under the Nasdaq Standards, a director is independent if: the director is not employed, nor is the director a family member of anyone employed as an executive officer by the Company or any parent or subsidiary; the director is not, and does not have a family member who is, a partner of the Company’s outside auditor or a former partner or employee of the outside auditor who worked on the Company’s audit during the past three years; the director has not, and does not have a family member who has, accepted more than $120,000 during the current or past three fiscal years from the Company or any of its affiliates (other than compensation paid to a family member who is an employee of the Company (other than an Executive Officer of the Company)); the director is not, nor is any family member of the director, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services that exceed five percent of the recipient’s consolidated gross revenues or $200,000, whichever is more; and the director is not, and does not have any family member who is, an executive officer of another company where any of the Company’s executive officers serve on the other company’s compensation committee.

10

The Board of Directors currently consists of four directors, all of whom are independent.

Board Leadership Structure

Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company.

The Company’s policy is to have the positions of Chairman of the Board and Chief Executive Officer split. Todd Brooks serves as Chief Executive Officer and Michael Kelly serves as Chairman of the Board of Directors.

Several factors ensure that we have a strong and independent Board. All directors are independent as defined under the Nasdaq Standards, and all committees of our Board are composed entirely of independent directors. In addition, the Nominating and Corporate Governance Committee and our Board have assembled a Board comprised of talented and dedicated directors with a wide range of expertise and skills. The Board regularly meets in executive session without management present.

Diversity

The Nominating and Corporate Governance Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of, background, experience and point of views represented on the Board, and the committee will review its effectiveness in balancing these considerations when assessing the composition of the Board.

Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis. The Board has implemented a risk governance framework to:

1.	understand critical risks in the Company’s business and strategy;
2.	allocate responsibilities for risk oversight among the full Board and its Committees;
11

3.	evaluate the Company’s risk management processes and see they are functioning adequately;
4.	facilitate open communication between management and directors; and
5.	foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. These include a Code of Business Conduct, regular training of salespeople on risks and appropriate conduct, and a comprehensive internal and external audit process. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management. The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters, currency fluctuation and hedging, and investments. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with the independent auditing firm.
•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Meetings

The Board of Directors met on seventeen (17) occasions during the fiscal year ended December 31, 2017. All Directors attended at least 75% of the meetings of the Board of Directors during the times they were Directors.

Committees

The Board of Directors currently has three standing committees: The Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each of these committees has a charter. These charters are available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

12

Audit Committee

The Audit Committee consists of Messrs. Kelly (Chair), Rudolph and Miller. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements, (3) the performance of the Company’s internal audit function and independent auditors, (4) the integrity of management and information systems and internal controls, and (5) the compliance by the Company with legal and regulatory requirements.

Each member of the Audit Committee is required to be “independent” as defined in the Nasdaq Standards and in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) and Rule 10A-3 of the Exchange Act. The Board has determined that each member of the Audit Committee is “independent” under these standards. In addition, the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand financial statements at the time of his appointment to the Audit Committee.

The Board has further determined that Mr. Kelly meets the definition of “audit committee financial expert,” and therefore meets comparable Nasdaq Standard requirements, because he has an understanding of financial statements and generally accepted accounting principles (“GAAP”); has the ability to assess GAAP in connection with the accounting for estimates, accruals, and reserves; has experience in analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; has an understanding of internal controls and procedures for financial reporting; and has an understanding of audit committee functions. Mr. Kelly acquired these attributes through education and experience consistent with the requirements of the Act.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2017. All members of the Audit Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2017.

The Company’s Board of Directors has adopted, and annually reviews, an Audit Committee Charter and Guidelines for Pre-Approval of Independent Auditor Services. As indicated above, a copy of the Company’s Audit Committee Charter is available on the Company’s website at:

www.falconstor.com/page/545/board-committees.

Compensation Committee

The Compensation Committee currently consists of Messrs. Hale (Chair), Kelly and Rudolph. The Compensation Committee is appointed by the Board (i) to discharge the responsibilities of the Board relating to compensation of the Company’s executives, (ii) to produce the annual report that is required by the rules of the SEC to be included in the Company’s annual proxy statement, and (iii) to administer, and to approve awards under, the Company’s equity-based compensation plans for employees. Under the Compensation Committee Charter, all members of the Compensation Committee are required to be “independent” as defined in the Nasdaq Standards. The Board has determined that all of the current members of the Compensation Committee are “independent” under these standards.

13

At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members under those programs and award bonuses thereunder. At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members. The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our Named Executive Officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations. The Compensation Committee retained Compensation Strategies, Inc. (“CSI”) in February 2017, to provide executive and Director compensation consulting services. CSI provided benchmark compensation information for the NEO positions and Directors from a peer group of companies. The benchmarking information obtained from CSI was used in establishing compensation for our NEOs and Directors for 2017. The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors. The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

The Compensation Committee met six (6) times during the fiscal year ended December 31, 2017. All members of the Compensation Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2017.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Messrs. Hale (Chair), Kelly, Rudolph and Miller. The Nominating and Corporate Governance Committee is appointed by the Board: (i) to identify individuals qualified to become Board members, (ii) to recommend to the Board director candidates for each annual meeting of stockholders or as necessary to fill vacancies and newly created directorships and (iii) to perform a leadership role in shaping the Company’s corporate governance policies, including developing and recommending to the Board a set of corporate governance principles. Under the Nominating and Corporate Governance Committee Charter, all members of the Nominating and Corporate Governance Committee are required to be “independent” as defined in the Nasdaq Standards. The Board has determined that all of the current members of the Nominating and Corporate Governance Committee are “independent” under these standards.

The Nominating and Corporate Governance Committee met two (2) times during the fiscal year ended December 31, 2017. All members of the Nominating and Corporate Governance Committee attended at least 75% of the meetings of the committee during the fiscal year ended December 31, 2017.

14

Nominating Procedures and Director Qualifications

The Nominating and Corporate Governance Committee has adopted the following policies regarding nominations and director qualifications:

I.	Consideration of Nominees Recommended by Stockholders

The Committee recognizes that qualified candidates for nomination for director can come from many different sources, including from the Company’s stockholders. The Committee will therefore consider any nominee who meets the minimum qualifications set forth below.

To propose a nominee, a stockholder must provide the following information:

1.	The stockholder’s name and, if different, the name of the holder of record of the shares.
2.	The stockholder’s address and telephone number.
3.	The name of the proposed nominee.
4.	The address and phone number of the proposed nominee.
5.	A listing of the proposed nominee’s qualifications.
6.	A statement by the stockholder revealing whether the proposed nominee has assented to the submission of her/his name by the stockholder.
7.	A statement from the stockholder describing any business or other relationship with the nominee.
8.	A statement from the stockholder stating why the stockholder believes the nominee would be a valuable addition to the Company’s Board of Directors.

The stockholder should submit the required information to:

Nominating and Corporate Governance Committee
c/o Chief Financial Officer
FalconStor Software, Inc.
823 Congress Ave.
Suite 1300
Austin, TX 78701

With a copy to:

Director Human Resources
FalconStor Software, Inc.
823 Congress Ave.
Suite 1300
Austin, TX 78701

If any information is missing, the proposed nominee will not be considered.

15

II.	Qualifications for Candidates

The Committee believes that the Company and its stockholders are best served by having directors from diverse backgrounds who can bring different skills to the Company. It is therefore not possible to create a rigid list of qualifications for director candidates. However, absent unique circumstances, the Committee expects that each candidate should have the following minimum qualifications:

•	Substantial experience with technology companies. This experience may be the result of employment with a technology company or may be gained through other means, such as financial analysis of technology companies;
•	The highest level of personal and professional ethics, integrity and values;
•	An inquiring and independent mind;
•	Practical wisdom and mature judgment;
•	Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;
•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;
•	Commitment to serve on the Board for several years to develop knowledge about the Company’s business;
•	Willingness to represent the best interests of all stockholders and to objectively appraise management performance; and
•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to the Company and its stockholders.

At any time, the Committee may be looking for director candidates with certain qualifications or skills to replace departing directors or to complement the skills of existing directors and to add to the value of the Board of Directors.

III.	Identification and Evaluation of Candidates

Candidates for director may come from many different sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders.

16

In each instance, the Committee will perform a thorough examination of the candidate. An initial screening will be performed to ensure that the candidate meets the minimum qualifications set forth above and has skills that would enhance the Board of Directors. Following the initial screening, if the candidate is still viewed as a potential nominee, the Committee will perform additional evaluations including, among other things, some or all of the following: Detailed resume review; personal interviews; interviews with employer(s); and interviews with peer(s).

All candidates will be reviewed to determine whether they meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards may be a disqualifying factor based on the Board of Director’s composition at the time. Even if failure to meet the independence standards is not by itself disqualifying, it will be taken into account by the Committee in determining whether the candidate would make a valuable contribution to the Board of Directors.

Contacting the Board of Directors

Stockholders and others may contact the Company’s Board of Directors by sending a letter to:

Board of Directors
FalconStor Software, Inc.
823 Congress Ave.
Suite 1300
Austin, TX 78701

or by clicking on the “Contact FalconStor’s Board of Directors” link on the Company Corporate Governance home page at:

www.falconstor.com/page/540/board-of-directors.

Communications directed to the Board of Directors are screened by the Company’s Finance and/or Investor Relations departments. Routine requests for Company information are handled by the appropriate Company department. Other communications are reviewed to determine if forwarding to the Board of Directors is necessary or appropriate. The Board of Directors receives a quarterly summary of all communications that are not forwarded to the Board’s attention. All communications are kept on file for one year for any director who wishes to view them.

Attendance at Annual Meetings

The Company’s policy is that, except for unusual circumstances, all Board members should attend the Company’s annual meetings of stockholders. All Board members serving on the Board at the time of the 2017 Annual Meeting of Stockholders attended the Company’s 2017 Annual Meeting of Stockholders.

17

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s bylaws authorize the Board of Directors to fix the number of directors and provide that the directors shall be divided into three classes, with the classes of directors serving for staggered, three-year terms.

Pursuant to the Certificate of Designations, so long as at least 85% of the originally issued Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock have the right, voting separately as a class, to elect two directors. Currently, all of the shares of Series A Preferred Stock are held by HCP-FVA. HCP-FVA has, as of the date of this Proxy Statement, elected two directors, Martin M. Hale, Jr. and Michael Kelly. Messrs. Rudolph and Miller were elected by the Board of Directors to fill vacancies created by the resignation of other directors. The Company currently has four directors.

Nominees

William D. Miller was nominated by the Company’s Nominating and Corporate Governance Committee as the Board of Directors’ nominee for director. Mr. Miller currently serves as a director of the Company. It is proposed that Mr. Miller be elected to serve until the Annual Meeting of Stockholders to be held in 2021 and until his successor is elected and shall have qualified.

Unless authority is specifically withheld, proxies will be voted for the election of Mr. Miller to serve as director of the Company for a term which will expire at the Company’s 2021 Annual Meeting of Stockholders and until his successor is elected and qualified. If Mr. Miller should for any reason become unavailable for election, the persons named in the accompanying form of proxy may vote for the election of such substitute nominee as the Board of Directors may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter.

Name	Position	Age	Director Since
William D. Miller	Director Nominee	57	2016

William D. Miller has served as Chairman and Chief Executive Officer of X-IO Technologies, Inc. (“X-IO Technologies”) an enterprise storage company since February 2015 and has been a Managing Partner of Miller Investments LLC, a venture capital fund manager making investments in early stage companies. Mr. Miller is a Director of the following private entities: Quaddra Software, Chromatic Technologies, Inc., FDI Strategies, LLC, New Planet Technologies, Inc., Grant Dental Technology, Wanamaker Corp. and Altia Inc., Mr. Miller was a cofounder and Chief Technology Officer of StorageNetworks. Mr. Miller holds a B.S. in Chemistry from University of Illinois. Mr. Miller has been a director of the Company since December 2016 and his term expires at the Annual Meeting.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Miller should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.

18

Continuing Directors

The names of the directors, whose terms expire at the 2019 through 2020 Annual Meetings of Stockholders of the Company, who are currently serving their terms, as well as the directors elected by the holders of the Series A Preferred Stock, are set forth below:

Name	Position	Age	Director Since
Martin M. Hale, Jr.	Director	46	2013
Michael P. Kelly	Director	70	2014
Barry A. Rudolph	Director	64	2016

Martin M. Hale, Jr. has served as the founder and CEO of Hale Capital Partners, LP, an investment firm that applies a private equity skill set and focus to investing in small and micro-cap public companies, since 2007. Mr. Hale has 20 years of experience in venture capital and private equity as a board member and an investor helping public and private companies grow. Mr. Hale currently serves as a director of Top Image Systems, Ltd. and Lantronix Corporation. Mr. Hale has also served as a director of Flarion Corporation, Celiant Corporation, Analex Corporation, Aurora Flight Sciences, Vallent Corporation, Paradigm Holdings, LocationLogic LLC, United Silver Corp., Midway Gold Corp., and Telanetix. Before joining Hale Capital Partners, Mr. Hale was a Managing Director and member of the founding team of Pequot Ventures, an associate at Geocapital Partners, and an analyst with Broadview International. Mr. Hale received a B.A. from Yale University. Mr. Hale has been a director of the Company since September 2013.

Mr. Hale was elected as a director by HCP-FVA, the holder of all of the outstanding Series A Preferred Stock. Mr. Hale’s Board qualifications include extensive experience helping small public companies grow to become larger and more successful. Such experience is helpful in expanding the Company’s leadership and strategic growth initiatives.

Michael P. Kelly has served as a director at Adept Technology, Inc. from April 1997 to October 22, 2015 and also served as Chairman of the Board of Adept from November 2008 to October 22, 2015. Mr. Kelly has also served as Chief Executive Officer of merchant bank, Kinsale Associates, Inc., since October 2005. From July 2005 to October 2005, he was the Chief Executive Officer of Cape Semiconductor Inc., a fabless semiconductor company. From 1994 to 2005, Mr. Kelly held the positions of Vice-Chairman and Senior Managing Director of Broadview International, LLC, an international merger and acquisitions advisory firm and a division of Jefferies Inc. Additionally, he has served as a director of Epicor Software Corporation (EPIC), a provider of enterprise business software solutions, since September 2005. Mr. Kelly received a B.A. in Accounting from Western Illinois University, a M.B.A. from St. Louis University, and is also a Certified Public Accountant. Mr. Kelly has been a director of the Company since October 2014 and our Chairman of the Board since March 2018.

19

Mr. Kelly was selected as a director by HCP-FVA, the holder of all of the outstanding Series A Preferred Stock. Mr. Kelly’s qualifications to serve on the Board include his experience as an investment banker specializing in technology industries, which provides the Board and the Company with unique and relevant expertise in areas including capital markets, mergers and acquisitions and financing.

Barry A. Rudolph has served as Chief Executive Officer of VelociData, Inc., a firm that specializes in high performance data transformation and process offload in large corporations, since July 2014, and as a director since December 2012. Mr. Rudolph has also served as a director of Spectra Logic Corporation, a computer data storage company, since December 2015. Previously, Mr. Rudolph served as a director of Dot Hill Systems Corp., a provider of high performance storage arrays, from February 2012 until its sale to Seagate Technology in October 2015. Mr. Rudolph began his career in January 1978 and held numerous senior level positions with IBM until his retirement in November 2010 in a variety of functional areas, including operations, engineering, product development, test and assurance, program management, field support and direct manufacturing. Most recently he was Vice President, System Networking, with responsibility for delivering overall networking product strategy, portfolio management and profit and loss management over each of the products in the group. Prior to this position, Mr. Rudolph was Vice President, Storage Strategy, responsible for the development and integration of the storage strategy for IBM including market segmentation and opportunity identification. Prior to that, Mr. Rudolph was Vice President, Stack Integration, responsible for the definition and execution of horizontal solutions and solution selling. Prior positions Mr. Rudolph held at IBM include Vice President and Business Executive, Disk Storage and Software Systems, where he was responsible for all aspects of the Disk storage and related software business within IBM. He has also held an identical role with responsibility for IBM’s tape storage business. Mr. Rudolph holds a B.S. in Engineering and a Master of Science in Electrical Engineering from San Diego State University and an MBA from Santa Clara University. Mr. Rudolph has been a director of the Company since December 2016 and is currently serving for a term which will expire at the Company’s 2020 Annual Meeting of Stockholders and until a successor is elected and qualified.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Rudolph should serve as a director: his professional background and experience; his current and previously held senior-executive level positions; his service on other public and private company boards; and his extensive experience in technology, software, storage and related industries.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE.

Directors who are also employees receive no compensation for serving on the Company’s Board of Directors. Non-employee directors are reimbursed for all travel and other expenses incurred in connection with attending Board and Committee meetings.

20

Each of Messrs. Kelly, Miller and Rudolph received $27,500 in Directors fees in 2018 in connection with their service as a Director in 2017. The Company has not paid Mr. Hale any fees in connection with his service as a Director in 2017. In 2018, the Company increased the fees payable to its Directors. The cash compensation includes a retainer for all Directors plus additional amounts based on service on Board committees, and additional amounts payable to Mr. Kelly for serving as Chairman of the Board and Chairman of the Audit Committee. Based on this compensation plan and assuming continued service as a Director in 2018, Messrs. Hale, Kelly, Miller and Rudolph are entitled to quarterly fees of $12,125 (or $48,500 annually), $32,475 (or $129,900 annually), $25,975 (or $103,000 annually) and $27,100 (or $108,400 annually), respectively, which amounts include additional fees payable to each of Messrs. Kelly, Miller and Rudolph for their service as independent directors in connection with the Financing (as defined herein).

MANAGEMENT

Executive Officers of the Company

The following table contains the names, positions and ages of the executive officers of the Company who are not directors.

Name	Position	Age
Todd Brooks	Chief Executive Officer and President	53
Brad Wolfe	Chief Financial Officer	58

Todd Brooks is the Company’s Chief Executive Officer. Prior to joining the Company, Mr. Brooks was the Chief Operating Officer at Aurea Software, and CEO of Update Software, a publicly traded company in Europe.  Previously, Mr. Brooks was the Chief Operating Officer at Trilogy where he was responsible for the strategic and operational leadership of the firm’s Automotive, Financial Services and Telecom, Technology & Media business units.  Earlier in his career, Mr. Brooks co-founded and managed two technology consulting firms, including eFuel, an early innovator and leader in logistics optimization software for the automotive industry. In addition, Mr. Brooks held leadership roles at FedEx. Mr. Brooks earned a Bachelor’s of Science degree in Aerospace and Ocean Engineering from Virginia Tech, and currently serves on the Advisory Board at Virginia Tech’s Apex Center for Innovation and Entrepreneurship.

Brad Wolfe is the Company’s Chief Financial Officer. Prior to joining the Company, Mr. Wolfe served as Chief Financial Officer for Asure Software (NASDAQ: ASUR) from October 2014 to July 2017. Prior to joining Asure Software, Mr. Wolfe spent most of the last 14 years with DCI Group and their related entities and investments, a private equity and investment organization, where he served in consulting, office and executive finance and operational roles for the firm’s subsidiary and portfolio companies to promote their growth and profitability. Before that, he was Chief Financial Officer and Executive Vice President at AON Corporation, a Fortune 200 company. He holds an MBA degree from Northwestern University’s Kellogg School of Business, a J.D. degree from the Kent Law School executive program, and a B.B.A. degree in accounting and information systems from Southern Methodist University.

21

Code of Ethics

The Company adopted a Code of Ethics that applies to the Company’s principal executive, financial and accounting officers. The Code of Ethics is available at:

http://www.falconstor.com/page/543/Code-of-ethics.

EXECUTIVE COMPENSATION

This section discusses the compensation for our Chief Executive Officer and our current and former Chief Financial Officers (each a “Named Executive Officer” or “NEO”). We had no other Named Executive Officers during the fiscal year ended December 31, 2017. In February 2017 the Compensation Committee retained CSI to provide executive and Director compensation consulting services. CSI provided benchmark compensation information for the NEO positions and Directors from a peer group of companies. The benchmarking information obtained from CSI was used in establishing compensation for our NEOs and Directors for 2017. In addition, the Compensation Committee retained CSI in 2018 to provide executive and Director compensation consulting services and the benchmarking information obtained from CSI was used in establishing compensation for our NEOs and Directors for 2018.

Employment Agreements

We have an employment agreement with our Chief Executive Officer, our Chief Financial Officer and our former Chief Executive Officers and former Chief Financial Officer, Patrick McClain.

The current employment agreements with Messrs. Brooks and Wolfe are used by the Company to establish key elements of the agreement between the Company and each such Named Executive Officer, including the proposed minimum period of employment and the fundamental elements of compensation. The agreements also facilitate the creation of covenants, such as those regarding competition during and after the employment period or limitations on the reasons for which each such Named Executive Officer may be terminated, that would not otherwise be part of the employment relationship.

2017 Management Incentive Plan

On March 7, 2017, the Company’s Board approved a Management Incentive Plan (“2017 MIP”). The 2017 MIP was adopted pursuant to the Company’s 2016 Incentive Stock Plan. The 2017 MIP pays cash bonuses to, among others, the Company’s Chief Financial Officer. The intent of the Compensation Committee in crafting the 2017 MIP was to further incentivize the Company’s Chief Financial Officer to achieve the corporate goals set out by the Company’s Board and to further align their interests with stockholder interest. The Compensation Committee believes that the 2017 MIP reflects those goals.

22

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Goal	Percentage of Bonus
Total Billings	CFO: 30%
New Customer Product Billings	CFO: 10%
Existing Customer Product Billings	CFO: 10%
Maintenance Renewal Billings	CFO: 10%
Cash Balance	CFO: 40%

Each goal target was set for the full fiscal year 2017. The 2017 MIP did not contain any payments for over-achievement or underachievement of goals. The Company’s Compensation Committee retains the discretion to modify the terms of the 2017 MIP. The 2017 MIP was not satisfied and accordingly no cash bonuses were paid pursuant to the 2017 MIP.

2018 Management Incentive Plan

On February 3, 2018, the Company’s Board approved a Management Incentive Plan (“2018 MIP”). The 2018 MIP pays cash bonuses to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The intent of the Compensation Committee in crafting the 2018 MIP was to further incentivize the Company’s executives to achieve the corporate goals set out by the Company’s Board and to further align their interests with stockholder interest. The Compensation Committee believes that the 2018 MIP reflects those goals.

If all of the goals are achieved, the named officers would receive the following payments:

Name	Title	Payment at 100% Achievement
Todd Brooks	Chief Executive Officer	$270,000
Brad Wolfe	Chief Financial Officer	$110,000

The goals, and the percentage of bonus available for the achievement of each goal, were as follows:

Goal – Quarterly Performance	CEO Bonus	CFO Bonus
New Working Capital plus cash > $27,500	$17,500	$10,000
New Working Capital plus cash > EOQ Target	$12,500	$5,000
AAR Billings – ACV	$3,750	$1,000
Total Billings – ACV	$3,750	$1,000
OPEX < Target	$—	$1,000
Achievement of various MBO’s	$5,000	$2,000

Goal – Annual Performance	CEO Bonus	CFO Bonus
New Working Capital plus cash > EOQ Target	$50,000	$20,000
AAR Billings – ACV	$15,000	$4,000
Total Billings – ACV	$15,000	$4,000
OPEX < Target	$—	$4,000
Achievement of various MBO’s	$20,000	$8,000

23

The 2018 MIP does not contain any payments for over-achievement or underachievement of goals. The Company’s Compensation Committee retains the discretion to modify the terms of the 2018 MIP.

Summary Compensation Table

The following table sets forth certain compensation paid or accrued during the Company’s past two fiscal years for the Company’s (i) President and Chief Executive Officer, (ii) two former President and Chief Executive Officers, and (iii) two former Executive Vice President, Chief Financial Officer and Treasurers. With the exception of Mr. Oseth, “All Other Compensation” below consists of certain tax benefits paid by the Company on behalf of the NEOs.

Name	Year	Salary	Bonus		Stock Awards (5)		Option Awards (5)		All Other Compensation	Total
Todd Brooks	2017	$132,238	$17,500		$—		$—		$518	$150,256
President and Chief Executive Officer (Principal Executive Officer)
Todd Oseth	2017	$29,167	$—		$—		$—		$176,128	$176,256
Former President and Chief Executive Officer (1)
Gary Quinn	2017	$305,543	$—		$—		$—		$1,451	$306,994
Former President and Chief Executive Officer (2)	2016	$475,000	$—		$275,563	(7)	$—		$—	$750,563
Patrick McClain	2017	$91,845	$10,000		$—		$—		$1,336	$103,181
Former Executive Vice President, Chief Financial Officer and Treasurer (3)
Daniel Murale	2017	$162,238	$—		$—		$—		$306	$162,544
Former Executive Vice President, Chief Financial Officer and Treasurer (4)	2016	$182,308	$24,500	(6)	$—		$91,500	(8)	$—	$298,308

(1)	Mr. Oseth resigned from all his positions with the Company effective as of August 15, 2017. All Other Compensation for Mr. Oseth consists of a severance payment of $175,000 plus certain taxable benefits payable by the Company.
(2)	Mr. Quinn resigned from all his positions with the Company effective as of July 1, 2017.
24

(3)	Mr. McClain resigned as Chief Financial Officer of the Company effective as of April 9, 2018 and transitioned into a senior advisor role in continued support of the Company’s strategic plan execution.
(4)	Mr. Murale resigned from all his positions with the Company effective as of August 28, 2017.
(5)	Please refer to Note 10 to the Consolidated Financial Statements in our Annual Report on Form 10-K (which is included in the materials mailed with this Proxy Statement) for further information relating to all share-based awards.
(6)	The Bonus paid to Mr. Murale during 2016 was paid prior to his appointment as Vice President of Finance and Interim Chief Financial Officer and was made under the 2015 employee bonus plan.
(7)	On February 12, 2016, the Company granted 78,125 shares of restricted stock to Mr. Quinn which were forfeited. Such shares related to the 2016 cash related targets and revenue/billings related targets of the April 1, 2014 restricted stock award granted to Mr. Quinn, which were determined to be granted on February 12, 2016, the date the 2016 annual performance criteria were set. In addition, the Company granted a restricted stock award of 100,000 shares to Mr. Quinn on February 18, 2016, of which 33,000 shares vested and 67,000 shares were forfeited. The restricted stock was granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. The dollar amounts in the table represent the total grant date fair value of the 178,125 shares granted in 2016 in accordance with the authoritative guidance issued by the FASB on stock compensation.
(8)	On February 18, 2016, the Company granted options to purchase 50,000 shares at an exercise price of $1.49 per share to Mr. Murale and on November 4, 2016, the Company granted options to purchase 200,000 shares at an exercise price of $0.55 per share to Mr. Murale. The stock options were granted on a discretionary basis and are subject to a three-year vesting period. Thirty-three percent of the options vest on each of the first two anniversaries of the grant and thirty-four percent of the options vest on the third anniversary of the grant. The dollar amounts in the table represent the total grant date fair value of the 250,000 shares granted in 2016 in accordance with the authoritative guidance issued by the FASB on stock compensation. These options were forfeited in connection with Mr. Murale’s resignation.

Narrative Discussion to Summary Compensation Table

Todd Brooks

In connection with Mr. Brooks’ appointment as Chief Executive Officer, the Board approved an offer letter to Mr. Brooks (the “Brooks Offer Letter”), which was executed on August 14, 2017. The Brooks Offer Letter provides that Mr. Brooks is entitled to receive an annualized base salary of $350,000, payable in regular installments in accordance with the Company’s general payroll practices. Mr. Brooks will also be eligible for a cash bonus of $17,500 for any quarter that is free cash flow positive on an operating basis and additional incentive compensation of an annual bonus of up to $200,000, subject to attainment of performance objectives to be mutually agreed upon and established.

25

Mr. Brooks’ employment can be terminated at will. If Mr. Brooks’ employment is terminated by the Company other than for cause he is entitled to receive severance equal to twelve (12) months of his base salary if (i) he has been employed by the Company for at least twelve (12) months at the time of termination or (ii) a change of control has occurred within six (6) months of Mr. Brooks’ employment. Except as set forth in the preceding sentence, Mr. Brooks is entitled to receive severance equal to six (6) months of his base salary if he has been employed by the Company for less than six (6) months and his employment was terminated by the Company without cause. Mr. Brooks is also entitled to vacation and other employee benefits in accordance with the Company’s policies as well as reimbursement for an apartment.

Other Named Executive Officers

Prior to their resignations, we had employment agreements with each of Messrs. Oseth, Quinn and McClain. Such employment agreements were used by the Company to establish key elements of the agreement between the Company and each such Named Executive Officer, including the proposed minimum period of employment and the fundamental elements of compensation. The agreements also facilitated the creation of covenants, such as those regarding competition during and after the employment period or limitations on the reasons for which each such Named Executive Officer could have been terminated, that would not otherwise be part of the employment relationship.

Mr. Murale was an employee at will.

Outstanding Equity Awards at Fiscal Year End 2017

There were no equity awards to the Company’s NEOs outstanding as of December 31, 2017.

Payments Upon Severance or Change in Control

Severance Agreements

On June 14, 2017, the Company accepted the resignation of Gary Quinn from his position as Chief Executive Officer and President and as a Director of the Company effective July 1, 2017. In connection with Mr. Quinn’s departure, on June 14, 2017 the Company and Mr. Quinn entered into a Separation Agreement and General Release pursuant to which the Company will, among other things, pay Mr. Quinn his current salary through July 24, 2017 and any COBRA expenses through January 31, 2019 to the extent that Mr. Quinn’s health insurance is not covered by the health insurance plan of another entity.

On August 14, 2017, the Company accepted the resignation of Todd Oseth from his position as Chief Executive Officer and President of the Company. In connection with Mr. Oseth’s departure, on August 15, 2017 the Company and Mr. Oseth entered into a Separation Agreement and General Release pursuant to which the Company, among other things, paid Mr. Oseth his current salary through March 1, 2018 and any COBRA expenses through February 15, 2018 to the extent that Mr. Oseth’s health insurance was not covered by the health insurance plan of another entity.

26

On August 14, 2017, the Company accepted the resignation of Daniel Murale from his position as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective as of August 28, 2017. In connection with Mr. Murale’s departure, on August 16, 2017 the Company and Mr. Murale entered into a Separation Agreement and General Release pursuant to which the Company, among other things, paid Mr. Murale his current salary for four weeks and any COBRA expenses for six months to the extent that Mr. Murale’s health insurance was not covered by the health insurance plan of another entity.

On April 5, 2018, the Company accepted the resignation of Patrick McClain from his positions as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective April 9, 2018. Mr. McClain is assisting in the transition of the Chief Financial Officer role and has transitioned into a senior advisor role in the Company. In connection with Mr. McClain’s departure, on April 11, 2018 the Company and Mr. McClain entered into a Separation and Transition Agreement and General Release pursuant to which the Company will, among other things, pay Mr. McClain his current salary until August 31, 2018 and any COBRA expenses until December 31, 2018 to the extent that Mr. McClain’s health insurance is not covered by the health insurance plan of another entity.

Report on Repricing of Options.

None of the stock options granted under any of the Company’s plans were repriced in the fiscal year ended December 31, 2017.

Equity Compensation Plan Information

The Company currently does not have any equity compensation plans not approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(a)	Weighted-average exercise price of outstanding options, warrants and rights (1)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)(c)
Equity compensation plans approved by security holders	16,434,296	$0.26	20,209,128

(1)As of December 31, 2017 we had 20,209,128 shares of our Common Stock reserved for issuance under our stock plans with respect to options (or restricted stock or restricted stock units) that have not been granted. In addition, if, on July 1st of any calendar year in which our 2016 Plan is in effect, the number of shares of stock to which options may be granted is less than five percent (5%) of the number of outstanding shares of stock, then the number of shares of stock available for issuance under the 2016 Plan shall be increased so that the number equals five percent (5%) of the shares of stock outstanding. Subsequent to December 31, 2017, the 2016 Plan was terminated.

27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Board has recognized that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). The Board therefore adopted a policy to be followed in connection with all related party transactions involving the Company.

A.Identification of Related Transactions

Under the policy, any “Related Party Transaction” shall be consummated or shall continue only if:

1.	the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or
2.	the transaction is approved by the disinterested members of the Board; or
3.	the transaction involves compensation approved by the Company’s Compensation Committee.

For purposes of the policy, a “Related Party” is:

1.	a senior officer (which includes at a minimum each executive officer) or director of the Company; or
2.	a shareholder owning in excess of five percent of the Company (or its controlled affiliates); or
3.	a person who is an immediate family member of a senior officer or director; or
4.	an entity which is owned or controlled by someone listed in 1, 2 or 3 above, or an entity in which someone listed in 1, 2 or 3 above has a substantial ownership interest or control of such entity.

For purposes of the policy, a “Related Party Transaction” is a transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), other than:

1.	transactions available to all employees generally; and
2.	transactions involving less than $5,000 when aggregated with all similar transactions.

B.Audit Committee Approval

The Board determined that the Audit Committee of the Board is best suited to review and approve Related Party Transactions. Accordingly, at each calendar year’s first regularly scheduled Audit Committee meeting, management recommends Related Party Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Audit Committee approves or disapproves such transactions and at each subsequently scheduled meeting, management updates the Audit Committee as to any material change to those proposed transactions.

28

In the event management recommends any further Related Party Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Committee; provided that if ratification is not forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

C.Corporate Opportunity

The Board recognizes that situations may exist where a significant opportunity may be presented to management or a member of the Board that may equally be available to the Company, either directly or via referral. Before such opportunity may be consummated by a Related Party (other than an otherwise unaffiliated 5% stockholder), such opportunity shall be presented to the Board of the Company for consideration.

D.Disclosure

All Related Party Transactions are to be disclosed in the Company’s applicable filings as required by the Securities Act of 1933 and the Exchange Act and related rules. Furthermore, all Related Party Transactions shall be disclosed to the Audit Committee of the Board and any material Related Party Transaction shall be disclosed to the full Board.

E.Other Agreements

Management assures that all Related Party Transactions are approved in accordance with any requirements of the Company’s financing agreements.

Related Party Transactions Reviewed During 2016 and 2017

William Miller, a member of the Company’s Board effective December 16, 2016, is the Chairman and Chief Executive Officer of X-IO Technologies, Inc. (“X-IO Technologies”), an enterprise storage company. For the years ended December 31, 2016 and 2017, the Company sold product to X-IO Technologies totaling $141,535 and $45,865, respectively.

Martin M. Hale, Jr., a member of the Company’s Board, is the sole owner and Chief Executive Officer of the entity that is the general partner of HCP-FVA, the holder of all of the Company’s Series A Preferred Stock. The Series A Preferred Stock was purchased by Hale Capital, of which Mr. Hale is the Chief Executive Officer, pursuant to a September 16, 2013 stock purchase agreement with the Company at a time when Mr. Hale was not a director of the Company. Under the terms of the Certificate of Designations, the holders of the Series A Preferred Stock are entitled, as a group, to nominate and to elect up to two directors so long as at least 85% of the Company’s Series A Preferred Stock is outstanding. HCP-FVA, the sole holder of the Series A Preferred Stock, nominated and elected Mr. Hale in September 2013 and Michael P. Kelly on October 29, 2014, to the Company’s Board.

29

On November 17, 2017, HCP-FVA provided a commitment letter to the Company agreeing to finance up to $3 million to the Company (the “Commitment”) on the terms, and subject to the conditions, set forth in that certain commitment letter. As part of that Commitment, on November 17, 2017, the Company entered into a Loan and Security Agreement with Lender and certain other loan parties named therein, pursuant to which the Lender made a short term loan to the Company in the principal amount of $500,000 payable on May 17, 2018 (the “Bridge Loan”). In connection with the Bridge Loan, the Company issued HCP-FVA Backstop Warrants to purchase 13,859,128 shares of Common Stock.

On February 23, 2018, we closed on the Commitment from HCP-FVA to purchase up to $3 million of Units (as defined below) from the Company to backstop a proposed private placement of Units to certain eligible stockholders of the Company (the “Financing”). HCP-FVA subscribed for the full $3 million of Units (at the Company’s election) in the Commitment by payment of $2.5 million in cash and the conversion of the Bridge Loan into Units.

In the Financing, the Company intends to offer to the Company’s stockholders as of November 17, 2017 who are accredited investors the opportunity to purchase up to a total of 40 million Units (inclusive of subscriptions by HCP-FVA). The Financing is expected to close on or before September 23, 2018, and documentation relating to the Financing will be provided to prospective investors subsequent to the Annual Meeting. Each Unit is expected to consist of the following (each, a “Unit”):

i.	$0.10 in senior secured debt (for a total of $4 million of senior secured debt assuming full subscription of the Financing), secured by all of the assets of the Company and guaranteed by each of the Company’s domestic subsidiaries, having an interest rate of prime plus 0.75% and a maturity date of June 30, 2021 (the “Term Loan”);
ii.	warrants to purchase 12.233 shares of the Company’s Common Stock for a nominal exercise price (for a total of 489.32 million shares assuming full subscription of the Financing) (the “Financing Warrants”); and
iii.	0.0225 shares of Series A Preferred Stock at a per Unit price of $0.2643 (subject to increase to take into account accretion of the Series A Preferred Stock after June 30, 2018), all such shares to be acquired directly from their current holder, HCP-FVA.

The closing of the Commitment effectively constitutes HCP-FVA’s purchase of 30 million Units in the Financing. As a result, the maximum additional funds that the Company may receive in the Financing is $1 million through the purchase of 10 million Units by other eligible stockholders. If other eligible stockholders subscribe for more than 10 million Units, they will purchase those additional Units consisting of senior secured debt and Series A Preferred Stock directly from HCP-FVA (with the associated Financing Warrants to be issued by the Company directly to the eligible stockholders, and HCP-FVA’s Financing Warrants associated with those additional Units sold to the eligible stockholders to be cancelled in accordance with the terms of such Financing Warrants), subject to HCP-FVA maintaining at least 25% of the total Units to be issued in the Financing. HCP-FVA has agreed to subscribe for more than its pro rata portion of the Units available for purchase in the Financing (based on Common Stock ownership on an as-converted basis as of November 17, 2017), and if other eligible stockholders elect to subscribe for more than their pro rata share, the remaining Units shall be allocated among such stockholders (including HCP-FVA) in such manner as the Company, Hale Capital and the participating eligible stockholders shall agree.

30

On February 23, 2018, in connection with HCP-FVA’s subscription in the Financing, the Company entered into an Amended and Restated Term Loan Credit Agreement, dated as of the same date (the “Amended and Restated Loan Agreement”), with HCP-FVA and certain other loan parties named therein setting forth the terms of the Term Loan. The Amended and Restated Loan Agreement amends and restates that certain Loan Agreement, dated as of November 17, 2017, by and among the parties, pursuant to which HCP-FVA made the Bridge Loan.

Under the Amended and Restated Loan Agreement, in the event the Term Loan is prepaid for any reason, such prepayment will be subject to the payment of a premium in an amount equal to 5% of the principal amount prepaid. The Term Loan is required to be prepaid upon the occurrence of certain events, including but not limited to certain assets dispositions, the incurrence of additional indebtedness, the receipt of insurance proceeds, and a change of control, subject to certain exceptions.

The Amended and Restated Loan Agreement has customary representations, warranties and affirmative and negative covenants. The negative covenants include financial covenants by the Company to (i) maintain minimum cash denominated in U.S. dollars plus accounts receivable outstanding for less than 90 days of $2 million, and (ii) until the consummation of the Financing with eligible stockholders (other than HCP-FVA), not permit a variance of more than 10% of net cash flow from the amounts set forth in a rolling weekly detailed budget through the second fiscal quarter of 2018, agreed upon at the signing of the Amended and Restated Loan Agreement. The Amended and Restated Loan Agreement also contains customary events of default, including but not limited to payment defaults, cross defaults with certain other indebtedness, breaches of covenants, bankruptcy events and a change of control. In the case of an event of default, as administrative agent under the Amended and Restated Loan Agreement, HCP-FVA may (and upon the written request of lenders holding in excess of 50% of the Term Loan, which must include HCP-FVA, is required to accelerate payment of all obligations under the Amended and Restated Loan Agreement, and seek other available remedies.

Under the Amended and Restated Loan Agreement, the Company also agreed to use its commercially reasonable efforts to obtain, as soon as practicable (but in no event later than June 1, 2018), the approval of its stockholders to amend the Company’s Charter to increase the number of authorized shares of the Company’s Common Stock in order to permit the exercise of the Financing Warrants issuable in the Financing as set forth in Proposal No. 3. HCP-FVA agreed that, prior to the record date for the Annual Meeting, HCP-FVA would exercise any Financing Warrants and any Backstop Warrants (as defined below) for which the Company had sufficient authorized capital and would vote the Common Stock it receives upon such exercise in favor of Proposal No. 3.

As part of the Commitment, Hale Capital also agreed to postpone the date of the optional redemption of the Series A Preferred Stock from August 5, 2017 to July 30, 2021, and to waive prior breaches of the terms of the Series A Preferred Stock which had also triggered a redemption right.

31

In exchange for serving as the backstop for the Financing, upon the closing of the Commitment, HCP-FVA received warrants to purchase 41,577,382 shares of the Company’s Common Stock for a nominal exercise price (the “Backstop Warrants”), in addition to the 13,859,128 Backstop Warrants issued to HCP-FVA in connection with the making of the Bridge Loan. If eligible stockholders (other than HCP-FVA) subscribe for and purchase more than fifty percent (50%) of the Units in the Financing on the terms and conditions set forth in Section 10.13 of the Amended and Restated Loan Agreement and Schedule 10.13 thereto, then 66.66% of the number of shares of Common Stock issued to HCP-FVA in respect of the Backstop Warrants issued upon the closing of the Commitment (or, if the Backstop Warrants issued upon the closing of the Commitment have not then been exercised, issuable to HCP-FVA) upon exercise of such Backstop Warrants, as determined on a post-cashless exercise basis, shall be cancelled (and, if such Backstop Warrants have been exercised on a non-cashless exercise basis, the Company shall reimburse HCP-FVA for the cash exercise price paid in respect of the cancelled warrant shares). The Backstop Warrants are in addition to the Financing Warrants issuable in the Financing. In consideration for HCP-FVA’s subscription of $3 million of Units, HCP-FVA was issued Financing Warrants to purchase 366,990,000 shares of the Company’s Common Stock for a nominal exercise price. The Financing Warrants are not exercisable until receipt of stockholder approval of Proposal No. 3.

The issuance of the Financing Warrants and the Backstop Warrants in connection with the Commitment and the Financing will have a substantial dilutive effect on all existing stockholders of the Company. For example, if HCP-FVA is the only subscriber in the Financing, Hale Capital will beneficially own, when combined with Hale Capital’s current ownership and shares set aside for management, approximately 73% of the Common Stock of the Company on an as-converted basis. If the Financing is fully subscribed and HCP-FVA’s subscription amounts to 25% of the total number of Units issued in the Financing, Hale Capital will beneficially own, when combined with Hale Capital’s current ownership and shares set aside for management, approximately 22% of the Common Stock of the Company on an as-converted basis.

32

PROPOSAL NO. 2

APPROVAL OF THE FALCONSTOR SOFTWARE, INC.
2018 INCENTIVE STOCK PLAN

The Board proposes that the 2018 Plan be approved. Per the terms of the offer letter between the Company and Todd Brooks, the Company’s Chief Executive Officer, the Company agreed to adopt a new equity incentive plan to continue to allow the Company to grant securities and incentivize Participants (as defined below).

The 2018 Plan is intended to aid the Company and its affiliates in recruiting and retaining key employees, directors or consultants ( the “Participants”) of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of Awards (as defined below). The Board has approved the adoption of the 2018 Plan and up to 147,199,698 shares of Common Stock, subject to the approval of Proposal No. 3, have been reserved for awards under the 2018 Plan; provided, however, that in the event the Financing is not fully subscribed, the amount of shares of Common Stock reserved for awards under the 2018 Plan shall be equal to 19.9% of the Company’s outstanding stock on a fully-diluted basis including after taking into account the shares of Common Stock underlying the Backstop Warrants and Financing Warrants issued in connection with the Financing.

To date, no stock options to purchase shares of our Common Stock or other securities have been issued or granted under the 2018 Plan, subject to the effectiveness of the 2018 Plan.

A copy of the 2018 Plan is attached to this Proxy Statement as Appendix A, and a summary of the 2018 Plan is set forth below. The summary is qualified in its entirety by reference to the 2018 Plan.

The Company intends to register the shares on a registration statement on Form S-8 under the Securities Act of 1933, in the future.

Description of the 2018 Plan

The 2018 Plan was approved by the Board in May 2018 and provides for the grant of up to 147,199,698 shares of Common Stock or, in the event the Financing is not fully subscribed, an amount equal to 19.9% of the Company’s outstanding stock on a fully-diluted basis, pursuant to nonqualified stock options, which we refer to as “NSOs”, or, subject to the consent of Hale Capital Partners, LP and its affiliates, which we collectively refer to in this section as “Hale”, other stock-based awards for employees, directors or consultants (collectively, “Awards”).

The 2018 Plan has a term of ten years, but the 2018 Plan will continue in effect thereafter if and for so long as previously granted awards remain outstanding.

Administration of the 2018 Plan

The 2018 Plan will be administered by the compensation committee of the Board, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Committee”).

33

The Committee has the power and authority to make grants of Awards to eligible persons under the 2018 Plan, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the 2018 Plan.

The Committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the 2018 Plan as it shall from time to time deem advisable. The Committee may construe and interpret the terms of the 2018 Plan and any Awards issued under the 2018 Plan and any agreements relating thereto and otherwise supervise the administration of the 2018 Plan. In addition, the Committee may modify or amend Awards granted under the 2018 Plan. All decisions made by the Committee pursuant to the provisions of the 2018 Plan are final and binding on all persons, including the Company and all Participants.

Eligibility

Employees and directors of, and consultants providing services to, the Company or its affiliates are eligible to receive awards under the 2018 Plan. The Committee shall select from among the eligible persons under the 2018 Plan, from time to time in its sole discretion, to grant awards, and the Committee shall determine the number of shares covered by each grant, not inconsistent with the terms of the 2018 Plan.

Nonqualified Stock Options

NSOs may be granted to Participants alone or in addition to other stock-based awards, not inconsistent with the terms of the 2018 Plan.

Seventy percent of the shares eligible for issuance as NSOs under the 2018 Plan, all of which have already been approved for issuance by the Board, shall have the terms provided in the applicable Award Agreements (as such term is defined in the 2018 Plan). The remaining 30% of the shares eligible for issuance under the 2018 Plan, including shares subject to an award which has been forfeited, expired or is otherwise terminated without the issuance of such shares, will be reserved for future grants of Awards to new hires.

The Option Price of any Options granted under this Plan shall be determined by the Compensation Committee, subject to the consent of Hale, and set forth in the applicable Award Agreement. The vesting terms of any grant of an Award shall be performance based and determined by the Committee, subject to the consent of Hale, based on various factors, including (i) the return of capital to the holders of the Series A Preferred Stock and the Company’s Common Stock in the event of a Change of Control (as defined in the 2018 Plan), (ii) the repayment of the Company’s obligations under its senior secured debt, and (iii) the Company’s free cash flow.

34

Once vested, NSOs are exercisable in whole or in part at any time during the option period by giving written notice to the Company and paying the option price (i) in cash or its equivalent; (ii) through delivery of shares of Common Stock having a fair market value equal to the purchase price and satisfying such other requirements as may be imposed by the Company; provided that such shares have been held by the optionee for no less than six months (or such other period as established by the Company or generally acceptable accounting principles); (iii) any combination of (i) and (ii); or (iv) such other method approved by the Committee.  To the extent that the exercise price of an NSO is less than the fair market value of the underlying Common Stock at the date of the grant, then the exercisability of such NSO shall comply with Section 409A of the Internal Revenue Code or fall within an exception under such section.

Other Stock-Based Awards

Subject to the consent of Hale, the Committee may grant other stock-based awards, which may be granted alone or in addition to NSOs.  The Committee, subject to the consent of Hale, will determine the number of shares of Common Stock to award under stock-based awards, whether such awards will be settled in cash, shares of Common Stock or a combination thereof and all other terms and conditions of stock-based awards.  Stock-based awards will vest in the same manner as NSOs.

Transferability

Unless otherwise determined by the Committee, Awards are not transferable or assignable other than by will or by the laws of the descent and distribution; provided that any transferees will be subject to the terms and conditions of the Award.

Effect of Certain Corporate Transactions

In the event of any change in the outstanding shares of Common Stock by reason of any Common Stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of shares of Common Stock or other corporate exchange, or any distribution to the holders of Common Stock (other than regular cash dividends) or any transaction similar to the foregoing, the Committee, without liability to any person, shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the 2018 Plan or pursuant to outstanding Awards, (ii) the option price and/or (iii) any other affected terms of such Awards.

In the event of a Change of Control, the Committee may, with the consent of Hale, provide for (i) the termination of any Award upon the consummation of the Change of Control, but only if such Award has vested and been paid out or the Participant has been permitted to exercise the Award in full for a period of not less than 10 days prior to the Change of Control, (ii) acceleration of all or any portion of an Award, (iii) the payment of any amount (in cash or, in the discretion of the Committee, in the form of consideration paid to stockholders of the Company in connection with such Change of Control) in exchange for the cancellation of such Award which, in the case of NSOs, may equal the excess, if any, of the fair market value of the shares of Common Stock subject to such NSO over the option price of such NSO, and/or (iv) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted under the 2018 Plan.

35

Additionally, the terms of the 2018 Plan provide that to the extent that the total number of shares that may be issued under the plan have not been issued immediately prior to a change of control transaction, the Committee shall grant such unissued shares in the form of Awards under the 2018 Plan immediately prior to such change of control transaction, subject to vesting provisions set forth in the plan and other terms and conditions of the Awards determined by the Committee.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2018 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Nonqualified Stock Options.  A Participant will generally recognize no taxable income as the result of receiving a NSO. Upon exercise of a NSO, an individual normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised. Upon the sale of stock acquired by the exercise of a NSO, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a NSO or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result of the exercise of a NSO, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Under the 2018 Plan, the Company may also issue other stock-based Awards.  The types of other stock-based Awards that will be granted, if any, is not currently known, but may be in the form of stock appreciation rights, restricted stock or stock units.

Stock Appreciation Rights.  In general, no taxable income is reportable when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Common Stock received. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Restricted Stock.  If a Participant is awarded or purchases restricted shares, he or she normally does not have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any.

The Participant may make an election under Section 83(b) of the Internal Revenue Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than 30 days after the transfer of the shares to the Participant and must satisfy certain other requirements. If the Participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

36

For purposes of determining capital gain or loss on a sale of shares awarded under the 2018 Plan, the holding period in the shares begins when the Participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the Participant makes an effective 83(b) election in connection with an Award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

Stock Units.  An Award of stock units does not itself result in taxable income. When the Participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the Participant will instead be subject at that time to the rules described above for restricted stock.

Aggregate Past Grants Under the 2018 Plan

As of the date hereof, no shares of our Common Stock have been granted under the 2018 Plan.

New Plan Benefits

Awards under the 2018 Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2018 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, and actual company performance against performance goals established with respect to vesting terms, among other things. Consequently, it is not possible to determine the exact benefits or number of shares subject to Awards that may be granted in the future to persons eligible for participation in the 2018 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2018 INCENTIVE STOCK PLAN.

37

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

Our Board has approved, and is seeking stockholder approval of, an amendment to our Charter to implement an increase in the number of shares of authorized Common Stock from 100,000,000 shares to 800,000,000. The form of this amendment to our Charter reflecting the increase in the number of authorized shares is attached to this proxy statement as Appendix B.

The Board is proposing the amendment to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 800,000,000 shares. As of April 30, 2018, of the 100,000,000 shares of Common Stock currently authorized by the Certificate of Incorporation, 97,937,491 shares are issued and outstanding, and an aggregate of 2,062,509 shares are reserved for issuance upon conversion of outstanding Series A Preferred Stock , and the exercise of the Financing Warrants and the Backstop Warrants. While The holder of the Series A Preferred Stock has agreed that it will not convert any Series A Preferred Stock prior to an increase in the Company’s authorized Common Stock if the Company lacks sufficient authorized Common Stock at a time when the holder of the Series A Preferred Stock would like to convert its Preferred Stock, the Company would be in breach of the terms of the Series A Preferred Stock. The terms of the outstanding Financing Warrants and Bridge Warrants prohibit their exercise if the Company lacks sufficient authorized capital. In addition, we will need additional shares reserved under the 2018 Plan if Proposal No. 2 is approved. Therefore, we do not have authorized shares of Common Stock available for future issuance.

The Board has unanimously determined that the amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the amendment. In accordance with the Delaware General Corporation Law (the “DGCL”), we are hereby seeking approval of the amendment by our stockholders.

No changes to the Charter are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of Common Stock, this amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of Common Stock as is currently authorized under our Charter.

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Charter to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such rights.

38

Reasons for the Increase in Authorized Shares

We are seeking approval for the amendment at this time to ensure that the Company can issue all of the shares of Common Stock issuable upon the exercise of the Financing Warrants and the Backstop Warrants issued or to be issued in connection with the Financing (as further described in “Certain Transactions” section herein) and have sufficient authorized capital for any conversions of Series A Preferred Stock, any existing equity grants and/or the 2018 Plan is adopted. The Board also believes that the proposed increase in the number of authorized shares of Common Stock will benefit the Company by improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of Common Stock-based financings, acquisition or strategic joint venture transactions involving the issuance of Common Stock, or for other general purposes that the Board may deem advisable. The increase in authorized capital will ensure that the Company has sufficient authorized capital with respect to any conversions of our Series A Preferred Stock subsequent to any decrease in the conversion price of the Series A Preferred Stock. An increase in authorized Common Stock is also needed because opportunities, including the need for additional financing, may arise in the future. Approval of the increase in authorized Common Stock will ensure that the Company has sufficient authorized capital to issue equity securities in future financings the Company may need to continue in operation. Except as described herein, there are currently no agreements or understandings regarding the issuance of any of the additional shares of Common Stock that would become available if the number of authorized shares of Common Stock is increased as proposed. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the Financing, the number of shares potentially issuable upon conversion of the outstanding Series A Preferred Stock and exercise of outstanding stock options, the intention to adopt a new equity incentive plan for employees and that the Company may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions.

Potential Effects of the Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.

39

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of the Amendment

If this amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Charter, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Appendix B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES.

40

PROPOSAL NO. 4

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS

Our Board has approved, and is seeking stockholder approval of, the Amended and Restated Certificate of Designations, which reflects amendments to the existing Certificate of Designations of the Series A Preferred Stock to implement certain modifications to the terms of the Series A Preferred Stock (the “Series A Amendments”), as discussed in detail below. The form of Amended and Restated Certificate of Designations is attached to this proxy statement as Appendix C. Any capitalized terms used but not defined herein have the meanings ascribed to them in the Amended and Restated Certificate of Designations.

The Series A Amendments include the matters listed below.

(a)	Dividends on the Series A Preferred Stock can be paid either in cash or in kind (i.e., through the issuance of additional shares of Series A Preferred Stock), except that the Company is not permitted to pay such dividends in cash while any Indebtedness evidenced by the Senior Credit Agreement remains outstanding without the consent of the Required Holders.
(b)	The number of shares of Preferred Stock designated as Series A Preferred Stock is increased to [_________] shares.
(c)	The Optional Redemption Date, which is the date that [holders] of Series A Preferred Stock have the right to require the Company to redeem all or any portion of their shares of Series A Preferred Stock, is extended from August 5, 2017 to July 30, 2021.
(d)	If the two Series A Directors, who are elected by the holders of a majority of the then outstanding shares of Series A Preferred Stock, approve a Permitted Transaction (i.e., an acquisition of the Company for cash), the redemption price per share of Series A Preferred Stock will be equal to the greater of (y) 100% (as opposed to 250% for any other Permitted Transaction) of the stated value of the Series A Preferred Stock and (z) the price the stockholder would receive in respect of such share of Series A Preferred Stock if such share was converted into Common Stock in accordance with the Amended and Restated Certificate of Designations (without giving effect to any limitations on conversion contained herein) immediately prior to the consummation of such Permitted Transaction.
(e)	No holder of Series A Preferred Stock is permitted to exercise any rights or remedies upon a Breach Event or to exercise any redemption rights under the Amended and Restated Certificate of Designations, unless approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock.

The Board has unanimously determined that the Amended and Restated Certificate of Designations and the Series A Amendments reflected therein are advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amended and Restated Certificate of Designations. In accordance with the DGCL, we are hereby seeking approval of the Amended and Restated Certificate of Designations by our stockholders.

41

Other than as described herein, the Amended and Restated Certificate of Designations and the Series A Amendments reflected therein are not intended to modify the rights of existing holders of Series A Preferred Stock in any material respect.

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Amended and Restated Certificate of Designations, and we will not independently provide stockholders with any such rights.

Reasons for the Series A Amendments

We are seeking approval for the Amended and Restated Certificate of Designations and the Series A Amendments reflected therein at this time to enable us to complete the Financing. As described in detail in “Certain Relationships and Related Transactions,” in the Financing, the Company intends to offer to the Company’s stockholders as of November 17, 2017 who are accredited investors the opportunity to purchase up to a total of 40 million Units (inclusive of subscriptions by HCP-FVA). One of the components of each Unit is a fraction of a share of Series A Preferred Stock. All outstanding shares of Series A Preferred Stock currently are held by HCP-FVA, and the shares of Series A Preferred Stock to be included in the Units will be acquired from HCP-FVA. In connection with the closing of the Commitment with HCP-FVA and HCP-FVA’s subscription in the Financing, the Company and HCP-FVA negotiated and agreed on the Series A Amendments, and the Company determined to adopt the Amended and Restated Certificate of Designations to modify the terms of the Series A Preferred Stock accordingly, with the goal of removing significant risk to the Company’s ongoing ability to meet its operating cash needs and continue as a going concern, and making the Series A Preferred Stock more suitable to being held by multiple stockholders.

Potential Effects of the Series A Amendments

The Series A Amendments provide for the ability to pay dividends on the Series A Preferred Stock in kind (i.e., through the issuance of additional shares of Series A Preferred Stock) and increase the number of shares of Preferred Stock designated as Series A Preferred Stock. These modifications are expected to lead to additional issuances of Series A Preferred Stock. The issuance of additional shares of Series A Preferred Stock, which will accrue dividends and be convertible into Common Stock at the option of the holder at any time, will be dilutive to existing stockholders. Additionally, our agreements with the holders of the Series A Preferred Stock prevent us from undertaking certain transactions or incurring certain debt without such holders’ consent or unless the Series A Preferred Stock held by such holders’ is repurchased. The issuance of additional shares of Series A Preferred Stock may decrease the likelihood that we will be able to undertake such transactions or incur such debt. These transactions include, but are not limited to:

•	A merger with, or the sale of substantially all of the Company’s assets or capital stock, to a third party;
42

•	Assumption of indebtedness in excess of 80% of the Company’s accounts receivable; and
•	The sale, license or other disposition of 10% or more of the tangible assets or capital stock of the Company.

The Series A Amendments include the extension of the Optional Redemption Date for the Series A Preferred Stock to July 30, 2021. The holders of Series A Preferred Stock currently have the right to request a redemption of the Series A Preferred Stock. Therefore, the Series A Amendments will defer that redemption right and thereby remove for an extended period a significant risk to the Company’s ongoing ability to meet its operating cash needs and continue as a going concern.

The Series A Amendments provide that any exercise of rights or remedies upon a Breach Event or of any redemption rights by a holder of Series A Preferred Stock must be approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock. This modification makes the Series A Preferred Stock more suitable to being held by multiple stockholders by removing risk that a minority holder of Series A Preferred Stock, whose interests may not be aligned with the majority holders, will be able to have an outsize effect on the Company through the exercise of rights under the Series A Preferred Stock.

Effectiveness of the Series A Amendments

If the Amended and Restated Certificate of Designations is approved by our stockholders, it will become effective upon its filing with the Secretary of State of the State of Delaware, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Appendix C remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the Series A Amendments.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS.

43

PROPOSAL NO. 5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of RBSM LLP (“RBSM”) has been selected as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2018. Although the selection of accountants does not require ratification, the Audit Committee of the Board has directed that the appointment of RBSM be submitted to stockholders for ratification due to the significance of their appointment by the Company. If stockholders do not ratify the appointment of RBSM, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of RBSM is expected to be present at the Annual Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

Change in Auditors. On April 25, 2018, the Audit Committee of the Company dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. The change in the Company’s independent registered public accounting firm was made to reduce the fees payable by the Company in connection with the audit of its financial statements for the fiscal year ending December 31, 2018.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s audit report for the fiscal year ended December 31, 2016 stated that such financial statements have been prepared assuming that the Company will continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim periods through April 25, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 26, 2018, provided BDO with a copy of the disclosures and requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of BDO’s letter dated April 25, 2018, was filed as an exhibit to such Form 8-K.

During the fiscal years ended December 31, 2017 and 2016, and the subsequent interim periods through April 25, 2018, neither the Company nor anyone acting on its behalf has consulted with RBSM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

44

Principal Accountant Fees and Services

Fees for services rendered by BDO for the years 2017 and 2016 are as follows:

Audit Fees: Fees billed for professional services rendered by BDO for the audit of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 and the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such fiscal years. These fees also include (i) statutory audits of certain Company subsidiaries, (ii) audit of internal control over financial reporting, required under Section 404 of the Act, and (iii) consent fees. RBSM did not provide any audit services during 2017 or 2016.

Audit Related Fees: None.

Tax Fees: Fees billed for tax-related services for certain Company subsidiaries rendered by BDO in 2017 and 2016 to the Company. RBSM did not provide any tax services during 2017 or 2016.

All Other Fees: Fees billed for professional services rendered by BDO related to certain proxy disclosure calculations for 2017 and 2016. RBSM did not provide any other professional services during 2017 or 2016.

The approximate fees for each category were as follows:

	Years Ended December 31,
Description	2017	2016
Audit Fees	$310,000	$372,109
Audit Related Fees	$—	$—
Tax Fees	$—	$1,914
All Other Fees	$—	$6,454

The Audit Committee has considered whether the provision by BDO of the services covered by the fees other than the audit fees was compatible with maintaining BDO’s independence and believes that it was compatible.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

45

Audit Committee Pre-Approval Procedures. The Audit Committee has adopted the following guidelines regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm will provide the Audit Committee with an engagement letter during the first quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at a meeting of the Audit Committee.

The independent registered public accounting firm will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management will submit to the Audit Committee for approval (during the second quarter of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Company management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

The independent registered public accounting firm must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Company Controller will be responsible for tracking all independent registered public accounting firm fees against the budget for such services and report at least annually to the Audit Committee.

Audit Committee Report

The Board of Directors appoints an Audit Committee each year to review the Company’s financial matters. Please see the Audit Committee discussion in the “Board of Directors” section, above, for a discussion of the Audit Committee.

The Audit Committee met with BDO USA, LLP (the Company’s independent registered public accounting firm) and reviewed the scope of their audit, report and recommendations. The Audit Committee members reviewed and discussed the audited consolidated financial statements as of and for the fiscal year ended December 31, 2017 with management. The Audit Committee also discussed all matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect, with BDO USA, LLP. The Audit Committee received the written disclosures and the letter from BDO USA, LLP as required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, and has discussed the independence of BDO USA, LLP with representatives of such firm.

46

Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, to be filed with the SEC.

Audit Committee

Michael Kelly (Chair)

Barry A. Rudolph

William D. Miller

SOLICITATION STATEMENT

The Company will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mail, solicitations may be made by the Company’s regular employees, by telephone, telegraph or personal contact, without additional compensation. The Company will, upon their request, reimburse brokerage houses and persons holding shares of Common Stock in the names of the Company’s nominees for their reasonable expenses in sending solicited material to their principals.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than [●].

On May 21, 1998 the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal, which is not addressed in the Company’s proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement ([●], 2019), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

47

ANNUAL REPORT

The Company has sent, or is concurrently sending, to all of its stockholders of record as of April 30, 2018 information on how those stockholders may access a copy of the Company’s Annual Report for the fiscal year ended December 31, 2017. Such report contains the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017.

By Order of the Board of Directors,

/s/ Brad Wolfe

Dated: Austin, TX	Brad Wolfe
[●], 2018	Chief Financial Officer

The Company will furnish a free copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (without exhibits) to all of its stockholders of record as of April 30, 2018 who will make a written request to Mr. Wolfe, Chief Financial Officer, FalconStor Software, Inc., 823 Congress Ave., Suite 1300, Austin, Texas 78701.

48

APPENDIX A

FALCONSTOR SOFTWARE, INC.

2018 STOCK INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.
(b)	Affiliate: With respect to any Person, any entity directly or indirectly controlling, controlled by , or under common control with, such Person and, as to the Company, any other entity designated by the Board in which the Company or an Affiliate has an interest.
(c)	Applicable Law: The legal requirements relating to the administration of Options and Other Stock-Based Awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.
(d)	Award: An Option or Other Stock-Based Award granted pursuant to the Plan.
(e)	Award Agreement: An agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.
(f)	Board: The Board of Directors of the Company.
(g)	Cause: has the meaning given to it in the Participant’s employment agreement, or if the Participant is not subject to an employment agreement then “Cause” means as determined by the Board, (i) indictment of the Participant for a felony; (ii) conduct by the Participant in connection with his employment duties or responsibilities that is fraudulent or grossly negligent; (iii) willful misconduct by the Participant; (iv) the Participant’s contravention in any material respect of specific written lawful directions related to a material duty or responsibility which is directed to be undertaken from the Board or the person to whom the Participant reports; (v) any acts by the Participant which constitute embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in personal gain or enrichment at the expense of the Company, its subsidiaries or Affiliates; (vi) the Participant’s failure to comply with any ongoing confidentiality and non-solicitation obligations between the Participant and the Company, its subsidiaries or Affiliates; (vii) the Participant’s repeated failure or refusal to perform his or her principal duties and responsibilities, if such failure or refusal is not cured within ten (10) business days after written notice thereof to the Participant by the Company or any subsidiary; or (viii) the Participant’s continued failure to comply with a material policy of the Company, its subsidiaries or Affiliates after receiving notice from the Board of such failure to comply.
A-1

(h)	Change of Control: means that (A) the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into another Person, Persons or “group” (as that term is used in Section 13(d) of the Act and as defined in Rule 13d-5 thereunder) or any Affiliate or associate of any such Person, Persons or group (“Subject Entity”) where the holders of a majority of the Company’s outstanding Shares immediately prior to the consolidation or merger do not continue to own at least 50.1% of the surviving corporation, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties and assets of the Company and its subsidiaries, or (iii) make, or be subject to or have the Shares be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50.1% of the outstanding Shares, or (y) such number of Shares such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Act) of at least 50.1% of the outstanding Shares, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50.1% of the outstanding Shares, or (y) such number of Shares such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Act) of at least 50.1% of the outstanding Shares, or (v) reorganize, recapitalize or reclassify its common stock or effect a compulsory share exchange pursuant to which the common stock is effectively converted into or exchanged for other securities, cash or property, or (vi) the execution by the Company or any subsidiary of a definitive agreement directly or indirectly providing for any of the foregoing events, (B) any Subject Entity individually or the Subject Entities in the aggregate is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Shares, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50.1% of the aggregate ordinary voting power of the Company’s capital securities (as determined on an as-converted to common stock basis), or (y) a percentage of the aggregate ordinary voting power represented by issued and outstanding Shares or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Shares without approval of the stockholders of the Company, (C) the current directors of the Board as of the date hereof cease to constitute more than a majority of the members of the Board or (D) the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms hereof to the extent necessary to correct this definition or any portion hereof which may be defective or inconsistent with the intended treatment of such instrument or transaction. Notwithstanding the foregoing, the transfer by Hale, or the issuance by the Company, to other Company stockholders of securities in connection with the Financing shall not constitute a Change of Control.
A-2

(i)	Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.
(j)	Committee: The Compensation Committee of the Board.
(k)	Company: FalconStor Software, Inc., a Delaware corporation.
(l)	Disability: has the meaning given to it in the Participant’s employment agreement, or if the Participant is not subject to an employment agreement then "Disability" means that as a result of a physical or mental injury or illness, the Participant is unable to perform the essential functions of his or her job with or without reasonable accommodation for a period of (i) ninety (90) consecutive days or (ii) one hundred and twenty (120) days in a one (1) year period; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, or for accelerated vesting upon the occurrence of a disability, the Participant must be described in Section 22(e)(3) of the Code.
(m)	Effective Date: The date the Board approves the Plan, or such later date as is designated by the Board.
(n)	Fair Market Value: On a given date, (i) for any security as of such date, the last closing trade price for such security on the principal securities exchange or trading market for such security (the “Principal Market”), as reported by Bloomberg Financial Markets (“Bloomberg”), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Fair Market Value of such security on such date shall be the fair market value established by the Committee in good faith.
(o)	“Financing” means that certain proposed financing to eligible stockholders (which financing shall be conducted via a private placement) of Forty Million (40,000,000) Units (the “Units”) priced at approximately $0.364 per Unit for total offering proceeds of approximately Fourteen Million Five Hundred Seventy One Thousand Eight Hundred Fifty One Dollars ($14, 571,851) (the “Total Offering Proceeds”), which assumes a June 30, 2018 closing, with (i) Four Million Dollars ($4,000,000) of the Total Offering Proceeds being paid to the Company from the purchasers of Units in exchange for the portion of the Units consisting of senior secured debt and warrants; and (ii) Ten Million Five Hundred Seventy One Thousand Eight Hundred Fifty One Dollars ($10,571,851) of the Total Offering Proceeds (or such greater amount to take into account accretion of the Series A Preferred Stock after June 30, 2018) being paid to Hale for a purchase of a portion of its shares of Series A Preferred Stock.
(p)	Hale: Hale Capital Partners, L.P. and its Affiliates.
A-3

(q)	Insider: An employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Act.
(r)	Option: A stock option granted pursuant to Section 7 of the Plan.
(s)	Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.
(t)	Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.
(u)	Participant: An employee, director or consultant who is selected by the Committee to participate in the Plan.
(v)	Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).
(w)	Plan: The FalconStor Software, Inc. 2018 Stock Incentive Plan.
(x)	Retirement: has the meaning given to it in the Participant’s employment agreement, or if the Participant is not subject to an employment agreement, then “Retirement” shall mean termination of employment or service with the Company or its Affiliates at or after age 65; it being understood that if a Participant’s employment or service is terminated for Cause at the time that he or she has satisfied the age and service requirements set forth herein, in no event shall such Participant’s employment or service be deemed to have been terminated due to Retirement.
(y)	Series A Preferred Stock: The Series A Convertible Preferred Stock, par value $.001 per share of the Company.
(z)	Shares: Shares of common stock of the Company.
(aa)	Termination of Employment: The event where the employee is no longer an employee of the Company or of any subsidiary of the Company, including but not limited to where the employing company ceases to be a subsidiary of the Company. With respect to any Participant who is not an employee, “Termination of Employment” shall mean cessation of the performance of services.
3.	Eligibility and Participation

(a)	General. Persons eligible to participate in this Plan include employees, consultants and all members of the Board, as determined by the Committee; provided that any employee to be eligible for any Award under the Plan must have executed and delivered to the Company a proprietary information agreement (including confidentiality and non-solicitation agreements), code of business conduct and employee handbook in such form as used by the Company.
(b)	Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4 of the Plan.
A-4

4.	Shares Subject to the Plan

(a)	Shares Subject to Plan. The total number of Shares which may be issued under the Plan is [147,199,698]. Seventy percent (70%) of the Shares issuable under the Plan shall be granted as Options as soon as practicable following the approval of the Plan by the shareholders of the Company. Such Options shall have the terms provided in Award Agreements and shall contain vesting terms as required by, and approved in accordance with, Section 4(c) of the Plan. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares (the “Returned Shares”), such Shares shall, to the extent of such forfeiture, expiration or termination, again be available for issuance under the Plan. To the extent that the total number of Shares that may be issued under the Plan have not been issued immediately prior to a Change of Control, the Committee shall grant such unissued Shares in the form of Awards under the Plan immediately prior to such Change of Control, subject to vesting set forth in Section 4(c) below and other terms and conditions of the Awards determined by the Committee.
(b)	Reserved Shares. The remaining thirty percent (30%) of the Shares subject to the Plan plus any Returned Shares (collectively, the “Reserved Shares”) will be reserved for future grants of Awards to new hires. The Reserved Shares shall be granted as Awards under the Plan.
(c)	Vesting Terms. The vesting terms of any grant of an Award shall be performance based and determined by the Committee, subject to the consent of Hale, based on various factors, including (i) the return of capital to the holders of the Company’s Series A Convertible Redeemable Preferred Stock and the Company’s common stock in the event of a Change of Control, (ii) the repayment of the Company’s obligations under its senior secured debt, and (iii) the Company’s free cash flow.
5.	Administration

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan (but not the terms of the Plan), and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with, and subject to, the provisions of the Plan (including Section 4(c) of the Plan). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award.

A-5

6.	Limitations

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.	Terms and Conditions of Options

Options granted under the Plan shall be non-qualified stock options for federal income tax purposes and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)	Option Price. The Option Price of any Options granted under this Plan shall be determined by the Compensation Committee, subject to the consent of Hale, and set forth in the applicable Award Agreement. Notwithstanding anything else to the contrary, the Option Price of an Award may be less than the Fair Market Value as of the grant date.
(b)	Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Option Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine subject to Hale’s consent.
(c)	Exercisability. Subject to the vesting conditions set forth in Sections 4(c) and 7(d) of the Plan, Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. To the extent that the Option Price of an Option is less than Fair Market Value as of the date of grant, the exercisability of the Option shall comply with Section 409A of the Code or fall within an exception under Section 409A of the Code.
(d)	Vesting of Options. Subject to Section 4(c) of the Plan, a grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. Subject to the consent of Hale, the Committee shall have the right to accelerate the vesting of any Option.
(e)	Exercise of Options. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check), (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares or (iv) such other method approved by the Committee. No Participant shall have any rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
A-6

(f)	Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:
a.	Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death, all Options granted to that Participant may be exercised, to the extent exercisable, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one (1) year from the date of such death or for the stated term of such Option, whichever period is shorter. In the event of the Participant’s Termination of Employment by reason of Disability, all Options granted to that Participant may be exercised, to the extent exercisable (or on such accelerated basis as the Committee shall determine at or after grant), for a period of three (3) months from the date of such Disability or for the stated term of such Option, whichever period is shorter; provided, however, that if the Participant dies within such three (3) month period, any unexercised Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter.
b.	Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.
c.	Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in clause a or clause b, above, including, without limitation, the Participant’s voluntary or involuntary resignation:
i.	All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than three (3) months from the date of Termination of Employment if the Participant is eligible for Retirement, or thirty (30) days from the date of the Termination of Employment if the Participant is not eligible for Retirement, as the case may be, unless in either case the Options, by their terms, expire earlier; and
ii.	In the event of the death of the Participant after Termination of Employment if the Participant is eligible for Retirement, clause a above shall apply and not this clause c.
iii.	In the event of the death of the Participant after Termination of Employment if the Participant is not eligible for Retirement, this clause c shall still apply and not clause a, above.
d.	Options not Vested at Termination. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan) and such portion of the Award shall be null and void and of no force or effect.
A-7

e.	Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.
8.	Other Stock-Based Awards.

(a)	Grant of Other Stock-Based Awards. Subject to the consent of Hale, the Committee may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall vest in accordance with Section 4(c) of the Plan. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan and Hale’s consent, the Committee shall determine (i) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, (ii) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares and (iii) and all other terms and conditions of such Awards (other than the vesting provisions, which shall be as set forth in Section 4(c) of the Plan, and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
(b)	Award Agreement. The Committee may require, as a condition to receiving an Other Stock-Based Award, that the Participant enter into an Award Agreement, setting forth the terms and conditions of the Award. In lieu of an Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the stock certificate representing the Shares, in the resolution approving the Award, or in such other manner as it deems appropriate.
(c)	Voting Rights, Dividends and Other Distributions. Participants holding restricted Shares granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. Any such dividends or distributions will be automatically reinvested in additional restricted Shares and subject to the same restrictions on transferability and vesting conditions as the restricted Shares with respect to which they were distributed.
(d)	Termination of Employment. In the event of the Participant’s Termination of Employment for any reason, unless otherwise determined by the Committee and subject to Hale’s consent, all Other Stock-Based Awards held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company, and such portion of the Award shall be null and void and of no force or effect.
9.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

A-8

(a)	Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee, without liability to any person, shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.
(b)	Change of Control. In the event of a Change of Control after the Effective Date, the Committee may, with the consent of Hale, provide for (i) the termination of an Award upon the consummation of the Change of Control, but only if such Award has vested and been paid out or the Participant has been permitted to exercise the Award in full for a period of not less than 10 days prior to the Change of Control, (ii) acceleration of all or any portion of an Award, (iii) the payment of any amount (in cash or, in the discretion of the Committee, in the form of consideration paid to shareholders of the Company in connection with such Change of Control) in exchange for the cancellation of such Award which, in the case of Options, may equal the excess, if any, of the Fair Market Value of the Shares subject to such Options over the Option Price of such Options, and/or (iv) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.
10.	Employee Matters

(a)	No Right to Employment or Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or service or consulting relationship of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the employment or service or consulting relationship of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
(b)	Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that (i) any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement; or (ii) any current or former chief executive officer, chief financial officer, or executive officer who received incentive-based compensation during the 3 year period preceding the date on which the Company is required to prepare an accounting restatement, regardless of their conduct, reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement. This provision is intended to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Clawback Provision”). Accordingly, to the extent of any inconsistency between this Section and the Dodd-Frank Clawback Provision, the Dodd-Frank Clawback Provision will prevail. Additionally, to the extent that future rules and regulations are promulgated by the Securities and Exchange Commission or any other federal regulatory agency that would amend, modify or supplement the Dodd-Frank Clawback Provision, this Section shall be deemed modified to the extent required to make this Section consistent with the revised Dodd-Frank Clawback Provision.
A-9

11.	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12.	Nontransferability of Awards

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution; provided that any transferees shall be subject to the terms and conditions of the Award. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13.	Amendments or Termination

With the consent of Hale, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as is provided in Section 9 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

14.	Tax Withholding.

The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Award, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

15.	Compliance with Section 409A of the Code.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

A-10

16.	Legal Construction

(a)	Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
(b)	Severability. In the event that any one or more of the provisions of the Plan shall be or become invalid, illegal or unenforceable in any respect or to any degree, the validity, legality and enforceability of the remaining provisions of the Plan shall not be affected thereby. The parties intend to give the terms of the Plan the fullest force and effect so that if any provision shall be found to be invalid or unenforceable, the court reaching such conclusion may modify or interpret such provision in a manner that shall carry out the parties’ intent and shall be valid and enforceable.
(c)	Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.
(d)	Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.
(e)	Basis of Payments To and From Plan. The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards after an obligation hereunder is accrued upon or after a Change of Control. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
(f)	Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing is required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

A-11

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

It is the Participant’s responsibility to ensure that the Participant’s address is kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

(g)	Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.
(h)	Arbitration. If a Participant or other holder of an Award or person claiming a right under an Award or the Plan wishes to challenge any action of the Committee, the person may do so only by submitting to binding arbitration with respect to such decision. The review by the arbitrator will be limited to determining whether the Participant or other Award holder has proven that the Committee’s decision was arbitrary or capricious. This arbitration will be the sole and exclusive review permitted of the Committee’s decision. Participants, Award holders and persons claiming rights under an Award or the Plan explicitly waive any right to judicial review.

Notice of demand for arbitration will be made in writing to the Committee within thirty (30) days after the applicable decision by the Committee. The arbitrator will be selected by mutual agreement of the Committee and the Participant. If the Committee and the Participant are unable to agree on an arbitrator, the arbitrator will be selected by the American Arbitration Association. The arbitrator, no matter how selected, must be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association. The arbitrator will administer and conduct the arbitration pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. Each side will bear its own fees and expenses, including its own attorney’s fees, and each side will bear one half of the arbitrator’s fees and expenses; provided, however, that the arbitrator will have the discretion to award the prevailing party its fees and expenses. The arbitrator will have no authority to award exemplary, punitive, special, indirect, consequential, or other extracontractual damages. The decision of the arbitrator on the issue(s) presented for arbitration will be final and conclusive and any court of competent jurisdiction may enforce it.

(i)	No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.
(j)	Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
A-12

(k)	Facility of Payment. If it shall be found that (i) a Participant entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment and to give a valid release therefor, and (ii) another person or an institution is then maintaining or has custody of such Participant, and no guardian, committee, or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, the payment may be made to such other person or institution referred to in (ii) above, and the release shall be a valid and complete discharge for the payment.
(l)	Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.
(m)	Governing Document. Unless explicitly stated otherwise in a written agreement or document dated on or after the Effective Date, all Awards shall be subject to the terms and conditions set forth in this Plan.
(n)	No Waiver. The failure of a party to insist upon strict adherence to any term of the Plan on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of the Plan.
17.	Effectiveness of the Plan

The Plan shall be effective as of the Effective Date.

A-13

APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

FALCONSTOR SOFTWARE, INC.

____________________________________

FALCONSTOR SOFTWARE, INC., a corporation duly organized and existing under the General Corporation Law of the State Delaware (the “Corporation”), does hereby certify that:

1. The amendment to the Corporation’s Restated Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and has been consented to by the stockholders of the Corporation at a meeting called in accordance with Section 222 of the General Corporation Law of the State of Delaware.

2. Article FOURTH, subparagraph (A) of the Corporation’s Restated Certificate of Incorporation is amended to read in its entirety as follows:

“(A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Eight-Hundred and Two Million (802,000,000) shares. Eight-Hundred Million (800,000,000) shares shall be Common Stock, par value $0.001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $0.001 per share.”

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this ____ day of ____________, 2018.

FALCONSTOR SOFTWARE, INC.

By:
	Name:	Brad Wolfe
	Title:	Chief Financial Officer

B-1

APPENDIX C

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FALCONSTOR SOFTWARE, INC.

_______________

FalconStor Software, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. This Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Corporation, which amends and restates the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Corporation filed with the Secretary of State of the State of Delaware on September 16, 2013 (the “Original Certificate of Designation”), was duly adopted in accordance with the provisions of Sections 242 of the DGCL.

2. The Original Certificate of Designation is hereby amended and restated by deleting the text thereof in its entirety and inserting the following in lieu thereof:

RESOLVED, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, hereby authorizes the issuance of a series of preferred stock designated as the Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Restated Certificate of Incorporation of the Corporation, as amended, which are applicable to the Corporation’s preferred stock of all classes and series) as follows:

1. Designation, Amount and Par Value. Pursuant to this Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Corporation (this “Certificate of Designations”), there is hereby designated a series of the Corporation’s authorized preferred stock having a par value of $0.001 per share (the “Preferred Stock”), which series shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and the number of shares so designated shall be [______]. Each share of Series A Preferred Stock shall have a par value of $0.001 per share. The “Stated Value” for each share of Series A Preferred Stock shall initially equal $10.00 (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock).

2. Definitions. In addition to the terms defined elsewhere in this Certificate of Designations, the following terms have the meanings indicated. Capitalized terms used but not defined in this Certificate of Designations shall have the respective meanings given to them in the Purchase Agreement (as defined below):

“Amended Provision” has the meaning set forth in Section 15.

C-1

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary suffers any appointment of any custodian or the like for it or any material part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary makes a general assignment for the benefit of creditors; (f) the Corporation or any Subsidiary fails to pay, or states in writing that it is unable to pay or is unable to pay, any Indebtedness in an amount exceeding $1,000,000 generally as any such Indebtedness becomes due, which is not cured within the greater of (x) the time permitted by the agreements governing such Indebtedness, or (y) 30 days, other than pursuant to a good faith dispute relating to such Indebtedness; or (g) the Corporation or any Significant Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Board” has the meaning set forth in the preamble to this Certificate of Designations.

“Breach Event” has the meaning set forth in Section 10(a).

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 7(d)(vii).

“Buy-In Price” has the meaning set forth in Section 7(d)(vii).

“Certificate of Designations” has the meaning set forth in Section 1.

“Closing Bid Price” means the last closing bid price for the Common Stock on the Principal Market (or, if the Common Stock is not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded), as reported by Bloomberg, L.P., or, if the Principal Market (or, if the Common Stock is not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price of the Common Stock prior to 4:00 p.m., New York Time, as reported by Bloomberg, L.P., or if the foregoing do not apply, the average of the bid prices of any market makers for the Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

“Common Stock” means the common stock of the Corporation, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Continuing Director” means (i) any individual who is a member of the Board on the Closing Date and (ii) any individual who is appointed to the Board or nominated for election to the Board by other Continuing Directors or the Majority Holders pursuant to Section 9.

“Conversion Date” means an Optional Conversion Date or a Mandatory Conversion Date.

“Conversion Dividends” has the meaning set forth in Section 7(d)(i).

“Conversion Price” has the meaning set forth in Section 7(c).

C-2

“Corporation” has the meaning set forth in the preamble to this Certificate of Designations.

“Daily Trading Volume” means on any given date of determination the total volume of Common Stock traded on the Principal Market or an Eligible Market, as applicable, for the Trading Day immediately preceding such date of determination, as reported by Bloomberg, L.P.

“Dividend Conversion Price” means the lesser of (i) the arithmetic average of the VWAP of the Common Stock for the 20 Trading Days immediately prior to the applicable Dividend Payment Date and (ii) the Closing Bid Price for the Common Stock for the Trading Day immediately prior to the applicable Dividend Payment Date.

“Dividend Payment Date” has the meaning set forth in Section 3(a).

“DTC” has the meaning set forth in Section 3(g).

“Eligible Market” means any of the following: the Principal Market, the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Capital Market or the OTC Bulletin Board.

“Equity Conditions” means each of the following conditions (except that clauses (viii), (ix) and (x) shall only apply to a Mandatory Conversion): (i) on each day during the applicable Equity Conditions Measuring Period, all shares of Common Stock then issued and issuable immediately upon conclusion of that Equity Conditions Measuring Period as dividends and upon conversion of the shares of Series A Preferred Stock shall be eligible for sale pursuant to a then effective and non-suspended Registration Statement or pursuant to Rule 144 without any restriction or limitation and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the applicable Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market resulting in the Common Stock not being traded on any Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Corporation); (iii) any applicable shares of Common Stock issuable or to be issued in connection with the event requiring determination may be issued in full without violating any provision of this Certificate of Designations (including Section 7(l) of this Certificate of Designations) and the rules or regulations of the Principal Market or any other applicable Eligible Market and are, or upon issuance will be, duly authorized and listed and eligible for trading on an Eligible Market; (iv) during the applicable Equity Conditions Measuring Period, there shall not have occurred either (a) the public announcement of a Fundamental Transaction which has not been abandoned, terminated or consummated or (b) a Triggering Event (but, for this purpose, excluding any time periods set forth in such definition) which is not cured prior to the end of the applicable Equity Conditions Measuring Period or waived by such Holder; (v) during the applicable Equity Conditions Measuring Period, no Breach Event nor any event or circumstance that with the passage of time and without being cured would constitute a Breach Event has occurred and not been cured or waived in writing by the Majority Holders; (vi) the Corporation is not in material default or has not materially breached any material obligation under any Transaction Document which has not been cured by the Corporation or waived in writing by such Holder prior to the end of the Equity Conditions Measuring Period; (vii) if the Holder or its Affiliates is a reporting person under Section 16(a) of the Exchange Act, the receipt of the applicable shares of Common Stock (or other securities) by such Holder shall be deemed an exempt purchase pursuant to Section 16(b) of the Exchange Act; (viii) the aggregate number of shares of Common Stock issuable by the Corporation to all Holders upon any Mandatory Conversion shall not exceed 25% of the Daily Trading Volume for the twenty (20) consecutive Trading Days immediately preceding the Mandatory Conversion Date (as defined herein) (the “Volume Limit”); provided, however, that the Corporation may require conversion of shares of Series A Preferred Stock into shares of Common Stock in excess of the Volume Limit if the Corporation identifies a bona fide sale, and such sale is in fact consummated, to one or more Persons in block trades or private transactions of all the shares of Common Stock to be issued by the Corporation to all Holders upon the event requiring the satisfaction of the Equity Conditions at a price per share reasonably acceptable to the applicable Holders, but which price shall not be less than the arithmetic average of the VWAP of the Common Stock for the five consecutive (5) Trading Days immediately preceding such sale; (ix) the Corporation has confirmed to the Holder that the Holder is not, and will not be, in possession of what is, or of what the Corporation believes could be deemed, material, non-public information on any Trading Day during the period commencing on the applicable Mandatory Conversion Notice Date and ending on the date that is ten (10) Trading Days immediately following the applicable Mandatory Conversion Date; provided, however, that if there exists any such material, nonpublic information prior to such period, it shall have been disclosed on a Current Report on Form 8-K, a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K no later than the Trading Day immediately preceding the applicable Mandatory Conversion Notice Date; and (x) the Corporation has confirmed to the Holder that the Holder is not, and will not be, be restricted from trading shares of Common Stock due to a black-out period restricting the Corporation’s officers and directors from trading on any Trading Day during the period commencing on the applicable Mandatory Conversion Notice Date, as applicable, and ending on the date that is ten (10) Trading Days immediately following the applicable Mandatory Conversion Date.

C-3

“Equity Conditions Failure” means that on any day during the Equity Conditions Measuring Period, as applicable, the Equity Conditions have not been satisfied (or waived in writing by the Majority Holders).

“Equity Conditions Measuring Period” means the period beginning ten (10) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Failure” means the failure of the Corporation to file the initial Registration Statement required to be filed pursuant to Section 6.1 of the Purchase Agreement by the ninetieth (90th) day following the Closing Date.

“Fractional Cash Payment” has the meaning set forth in Section 7(i).

“Fundamental Transaction” means that (A) the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into another Subject Entity where the holders of a majority of the Corporation’s outstanding Common Stock immediately prior to the consolidation or merger do not continue to own at least 50.1% of the surviving corporation, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Corporation or any Significant Subsidiary to one or more Subject Entities, or (iii) make, or be subject to or have the Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50.1% of the outstanding shares of Common Stock, or (y) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50.1% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50.1% of the outstanding shares of Common Stock, or (y) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50.1% of the outstanding shares of Common Stock, provided, that this clause (iv) shall not apply to any transaction consummated solely for the purposes of raising capital in accordance with the terms of the Transaction Documents and as a result of which the Subject Entities do not become the owner of Common Stock in the amounts set forth in (x) or (y) above, or (v) reorganize, recapitalize or reclassify its Common Shares or effect a compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (vi) the execution by the Corporation of a definitive agreement directly or indirectly providing for any of the foregoing events, (B) any Subject Entity individually or the Subject Entities in the aggregate is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50.1% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, or (y) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Corporation sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Corporation to surrender their shares of Common Stock without approval of the stockholders of the Corporation, (C) Continuing Directors cease to constitute more than a majority of the members of the Board, other than pursuant to Section 10(b)(ii) of this Certificate of Designations or (D) the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms hereof to the extent necessary to correct this definition or any portion hereof which may be defective or inconsistent with the intended treatment of such instrument or transaction.

C-4

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

“Holder” means any holder of Series A Preferred Stock.

“Indebtedness” of any Person means (i) all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is responsible or liable (whether by guarantee of such indebtedness, agreement to purchase indebtedness of, or to supply funds to or invest in, others), (ii) any direct or contingent obligations of such Person arising under any letter of credit (including standby and commercial), bankers acceptances, bank guaranties, surety bonds and similar instruments, (iii) all Indebtedness secured by any Lien existing on property or assets owned by such Person and (iv) any shares of capital stock or other securities having a redemption or repayment feature; provided that the Series A Preferred Stock, and any obligations due in respect thereof in accordance with this Certificate of Designations, as in effect on the Closing Date, shall not be deemed to be Indebtedness pursuant to this definition.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than the Series A Preferred Stock.

“Liquidation Event” means any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

C-5

“Majority Holders” means, as of any date of determination, the holders of a majority of the then outstanding shares of Series A Preferred Stock.

“Mandatory Conversion” has the meaning set forth in Section 7(b)(i).

“Mandatory Conversion Allocation Percentage” has the meaning set forth in Section 7(b)(ii).

“Mandatory Conversion Certification” has the meaning set forth in Section 7(b)(i).

“Mandatory Conversion Commencement Date” means the first (1st) anniversary of the Closing Date, subject to extension for a number of days equal to, (i) in the event of a Filing Failure, the number of days from the Filing Date through and until the actual date of filing of the initial Registration Statement required to be filed pursuant to Section 6.1 of the Purchase Agreement and (ii) in the event of a Required Effectiveness Failure, the number of days from the Required Effectiveness Date through and until the date such initial Registration Statement required to be filed pursuant to Section 6.1 of the Purchase Agreement is declared effective by the Commission.

“Mandatory Conversion Conditions Failure” has the meaning set forth in Section 7(b)(i).

“Mandatory Conversion Date” has the meaning set forth in Section 7(b)(i).

“Mandatory Conversion Measuring Period” has the meaning set forth in Section 7(b)(i).

“Mandatory Conversion Notice” has the meaning set forth in Section 7(b)(i).

“Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Corporation and its Subsidiaries, taken as a whole, or on the transactions contemplated by the Transaction Documents, or on the authority or ability of the Corporation to perform its obligations under the Transaction Documents; provided, however, that any effect(s) to the extent arising out of or resulting from any of the following will not be taken into account (provided, that, with respect to clauses (i), (ii), (iii) and (iv), any effect does not disproportionately adversely affect the Corporation or its Subsidiaries compared to other companies of similar size operating in the industry in which the Corporation and its Subsidiaries operate): (i) general economic conditions; (ii) conditions in the securities markets, financial markets or currency markets; (iii) political conditions or acts of war, sabotage or terrorism; (iv) acts of God, natural disasters, weather conditions or other calamities; (v) the announcement of the transactions contemplated by the Transaction Documents; (vi) the taking of any action required pursuant to the terms of the Transaction Documents (provided, that, the foregoing does not preclude a determination that any change, effect, circumstance or development giving rise to the taking of such action has resulted in, or contributed to, a Material Adverse Effect); and (vii) changes in the Common Stock price or the trading volume of the Common Stock (provided, that, the foregoing does not preclude a determination that any change, effect, circumstance or development underlying such change in the Common Stock price or the trading volume of the Common Stock has resulted in, or contributed to, a Material Adverse Effect).

“Maximum Permitted Rate” has the meaning set forth in Section 6(c).

“Original Issue Date” means the date of the first issuance of a share of the Series A Preferred Stock, regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates that may be issued to evidence shares of Series A Preferred Stock.

C-6

“Optional Conversion Date” has the meaning set forth in Section 7(a).

“Optional Conversion Notice” has the meaning set forth in Section 7(a).

“Optional Redemption Date” has the meaning set forth in Section 8(a).

“Optional Redemption Notice” has the meaning set forth in Section 8(a).

“Optional Redemption Price” has the meaning set forth in Section 8(a).

“Permitted Transaction” means a transaction where all the outstanding shares of Common Stock are purchased or exchanged by an unaffiliated third party whether through a merger, consolidation sale of stock or sale of assets and in which the consideration paid to all holders of outstanding shares of Common Stock for such purchase or exchange consists solely of cash and the cash proceeds of such Permitted Transaction are used to redeem the Series A Preferred Stock in full upon the consummation of such Permitted Transaction at a per share redemption price (“Per Share Permitted Transaction Redemption Price”) equal to the greater of (y) 250% of the Stated Value (except as otherwise set forth in the below proviso) and (z) the price such Holder would receive in respect of such share of Series A Preferred Stock if such share of Series A Preferred Stock was converted into such number of shares of Common Stock in accordance with this Certificate of Designations (but without giving effect to any limitations on conversion contained herein) immediately prior to the consummation of such Permitted Transaction; provided, however, if both of the Series A Directors approve such Permitted Transaction, then for purposes of clause (y) of this definition in respect of such Permitted Transaction, the reference to “250%” of the Stated Value shall instead refer to “100%” of the Stated Value.

“Per Share Permitted Transaction Redemption Price” has the meaning set forth in the defined term “Permitted Transaction.”

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability Corporation, joint stock Corporation, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” has the meaning set forth in Section 1.

“Principal Market” means The NASDAQ Global Market.

“Pro Rata Mandatory Conversion Amount” has the meaning set forth in Section 7(b)(ii).

“Pro Rata Portion” means, with respect to a Holder, the number of shares of Series A Preferred Stock held by such Holder divided by the number of shares of Series A Preferred Stock held by all of the Holders.

“Purchase Agreement” means the Preferred Stock Purchase Agreement, dated on or about September 16, 2013, among the Corporation and certain purchasers of the Series A Preferred Stock, as amended from time to time.

C-7

“Required Effectiveness Failure” means the failure of the initial Registration Statement required to be filed pursuant to Section 6.1 of the Purchase Agreement to be declared effective by the Required Effectiveness Date.

“Secondary Mandatory Conversion Condition” has the meaning set forth in Section 7(b)(i).

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Credit Agreement” means that certain Amended and Restated Term Loan Credit Agreement, dated as of February 23, 2018, by and among the Corporation, the other loan parties thereto, as guarantors, the various financial institutions party thereto, as lenders, and HCP-FVA, LLC, as Administrative Agent.

“Senior Credit Agreement Dividend Restriction” means the restriction on the Corporation’s ability to pay Series A Preferred Dividends in cash while any Indebtedness evidenced by the Senior Credit Agreement remains outstanding without the consent of the Required Holders (as such terms is defined in the Senior Credit Agreement).

“Series A Directors” has the meaning set forth in Section 9.

“Series A Preferred Dividends” has the meaning set forth in Section 3(a).

“Series A Preferred Dividend Rate” has the meaning set forth in Section 3(a).

“Series A Preferred Stock” has the meaning set forth in Section 1.

“Series A Preferred Stock Liquidation Preference” has the meaning set forth in Section 6(a).

“Series A Preferred Stock Register” has the meaning set forth in Section 4.

“Significant Subsidiary” means (x) any Subsidiary that would be a “significant subsidiary” as defined in Article I, Rule 1-02 of Regulation S-X, and (y) as of the Original Issue Date, FalconStor, Inc.

“Stated Value” has the meaning set forth in Section 1.

“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

“Subsidiary” means (x) at any time, any Person (other than a natural person or Governmental Authority) which the Corporation (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than a majority of the capital stock or equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person, and (y) as of the Original Issue Date, FalconStor, Inc., FalconStor AC, Inc. and FalconStor Software (Korea), Inc.

“Threshold Percentage” has the meaning set forth in Section 7(l)(i).

C-8

“Trading Day” means any day on which the Common Stock is traded on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded); provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Principal Market (or, if not traded on the Principal Market, in any applicable Eligible Market) for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) (or if the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time).

“Transaction Documents” means this Certificate of Designations, the Purchase Agreement, and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated by the Purchase Agreement.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) for a period of forty-five (45) or more consecutive Trading Days or for more than an aggregate of sixty (60) Trading Days in any in any 12-month period; (b) the Corporation fails for any reason to deliver a certificate evidencing any shares of Common Stock to a Holder after delivery of such certificate is required pursuant to this Certificate of Designations (including upon conversion of any Series A Preferred Stock by a Holder pursuant to this Certificate of Designations), which failure is not cured within ten (10) Business Days, or the right of any Holder to convert the shares of Series A Preferred Stock held by such Holder into Common Stock is suspended for any reason; (c) the Corporation fails to have full authority, including under all laws, rules and regulations of the Principal Market (or, if not traded on the Principal Market, of the Eligible Market on which the Common Stock is then traded), to issue Underlying Shares; (d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; or (e) the Closing Bid Price is less than $0.10 (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Common Stock) for forty-five (45) or more consecutive Trading Days or for more than an aggregate of sixty (60) Trading Days in any in any 12-month period.

“Underlying Shares” means the shares of Common Stock issued or issuable (i) upon conversion of the Series A Preferred Stock pursuant to this Certificate of Designations, or (ii) in satisfaction of any other obligation or right of the Corporation to issue shares of Common Stock pursuant to this Certificate of Designations, and in each case, any securities issued or issuable in exchange for or in respect of such securities.

“Voting Period” has the meaning set forth in Section 10(b)(ii).

“VWAP” means on any particular Trading Day or for any particular period the volume weighted average trading price per share of Common Stock on such date or for such period on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) as reported by Bloomberg L.P., through its “Volume at Price” functions, or, if the foregoing does not apply, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for the Common Stock as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.); provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustment from time to time for stock splits, stock dividends, combinations and similar events, as applicable, with respect to the Common Stock.

C-9

3. Dividends.

(a) Each Holder, in preference and priority to the holders of all Junior Securities, shall be entitled to receive, with respect to each share of Series A Preferred Stock then outstanding and held by such Holder, out of funds legally available therefor, and the Corporation shall pay, cumulative dividends at the rate (as a percentage of the Stated Value per share) of (the “Series A Preferred Dividend Rate”) the lesser of (x) the prime corporate rate announced from time to time at the end of each calendar month by the Wall Street Journal plus five percent (5%) and (y) ten percent (10%), per annum (the “Series A Preferred Dividends”), accruing on a daily basis and compounding monthly, and payable by the Corporation quarterly, in arrears, with payments commencing on December 31, 2013 and thereafter on each March 31, June 30, September 30 and December 31, except if such day is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a “Dividend Payment Date”). Dividends on the shares of Series A Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date of the applicable shares of Series A Preferred Stock until the date when such shares are no longer outstanding, and shall be deemed to accrue with respect to such shares from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

(b) The Corporation shall pay the Series A Preferred Dividends on each Dividend Payment Date to the Holders either in (i) cash by wire transfer of immediately available funds to the extent not prohibited by the Senior Credit Agreement Dividend Restriction or (ii) such additional number of shares of Series A Preferred Stock determined by dividing the aggregate amount of the outstanding Series A Preferred Dividends by the Stated Value; provided, however, the Series A Preferred Dividends shall not be declared, paid or set aside for payment by the Corporation on any Dividend Payment Date to the extent any such declaration or payment shall be prohibited by applicable law. In the event that the declaration and/or payment of any Series A Preferred Dividends on the Dividend Payment Date is prohibited under applicable law, the Corporation shall notify the Holders in writing that it is unable to pay such Series A Preferred Dividends under applicable law on such Dividend Payment Date, and such Series A Preferred Dividends shall continue to accrue Series A Preferred Dividends thereon at the Series A Preferred Dividend Rate, on a daily basis and compounding monthly, until paid in full (whether in cash or in such additional number of shares of Series A Preferred Stock determined by dividing the aggregate amount of accrued Series A Preferred Dividends (including Series A Preferred Dividends accrued thereon) then due and owing by the Stated Value). Notwithstanding anything to the contrary contained herein, the Series A Preferred Dividends shall accrue whether or not the declaration or payment of such Series A Preferred Dividends are prohibited by applicable law, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared. If any accrued Series A Preferred Dividends and any Series A Preferred Dividends accrued thereon are not paid in cash or in additional shares of Series A Preferred Stock on the next Dividend Payment Date (whether or not prohibited by applicable law, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared), each Holder shall have the right to convert such Holder’s accrued but unpaid Series A Preferred Dividends and any unpaid Series A Preferred Dividends accrued thereon into Common Stock within five (5) Trading Days following such Dividend Payment Date or any future Dividend Payment Date that such accrued Series A Preferred Dividends and any Series A Preferred Dividends accrued thereon remain outstanding at the Dividend Conversion Price applicable to such Dividend Payment Date (subject to any such conversion not violating Section 7(l) of this Certificate of Designations). For purposes of determining the dividends payable to each Holder on each Dividend Payment Date, the Corporation shall aggregate all shares of Series A Preferred Stock held by such Holder.

(c) [reserved]

C-10

(d) Notwithstanding the foregoing, the Corporation may not pay dividends in Common Stock to any Holder unless, at such time, (i) this Certificate of Designations expressly authorizes the payment of such dividends in Common Stock to such Holder and (ii) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance.

(e) [Reserved]

(f) [Reserved]

(g) In the event that any dividends are authorized by this Certificate of Designations to be paid in Common Stock and are paid in Common Stock, the Corporation shall, on or before the third (3rd) Trading Day following the applicable Dividend Payment Date, (i) credit the number of shares of Common Stock to which such Holder shall be entitled based on the dividend being paid in Common Stock to such Holder’s or its designee’s balance account with The Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission System, or (ii) in the event that clause (i) is not applicable, issue and deliver to each applicable Holder a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. Notwithstanding the foregoing, the Corporation shall, upon request of the Holder, use its reasonable best efforts to deliver the shares of Common Stock electronically through the DTC.

(h) [Reserved]

(i) [Reserved]

(j) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not pay or declare any dividend (whether in cash or property), or make any other distribution on the Common Stock or any other capital stock of the Corporation, until all accrued and unpaid dividends as set forth in Section 3(a) above on the Series A Preferred Stock shall have been paid.

(k) Dividends payable to each Holder shall be paid in the same form as the dividends paid to any other Holder or in the same proportion of cash or Series A Preferred Stock among all the Holders.

4. Registration of Issuance and Ownership of Series A Preferred Stock. The Corporation shall register the issuance and ownership of shares of the Series A Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series A Preferred Stock Register”), in the name of the record Holders thereof from time to time. The Corporation may deem and treat the registered Holder as the absolute owner thereof for the purpose of any distribution to such Holder, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers. The Corporation shall register the transfer of any shares of Series A Preferred Stock in the Series A Preferred Stock Register, upon surrender of certificates evidencing such shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series A Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder.

C-11

6. Liquidation.

(a) Upon the occurrence of any Liquidation Event, the Holders shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership thereof, an amount per share in cash equal to the sum of (i) one hundred percent (100%) of the Stated Value per share of Series A Preferred Stock then held by them (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock), plus (ii) 100% of all declared but unpaid dividends, and all accrued but unpaid dividends on each such share of Series A Preferred Stock (including, for the avoidance of doubt, any accrued Series A Preferred Dividends pursuant to Section 3(b) and any Series A Preferred Dividends that have accrued thereon), in each case as of the date of such Liquidation Event (clauses (i) and (ii) together, the “Series A Preferred Stock Liquidation Preference”).

(b) If, upon the occurrence of a Liquidation Event, the assets and funds distributed among the Holders shall be insufficient to permit the payment to such Holders of the full Series A Preferred Stock Liquidation Preference, then (x) the Corporation shall take any action necessary or appropriate, to the extent permissible under applicable law and reasonably within its control, to remove promptly any impediments to its ability to pay the total Series A Preferred Stock Liquidation Preference, including to the extent permissible under applicable law, reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation to create sufficient surplus to make such payment, and (y) the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders in proportion to the aggregate Series A Preferred Stock Liquidation Preference that would otherwise be payable to each of such Holders with respect to the Series A Preferred Stock.

(c) In the event that the Series A Preferred Stock Liquidation Preference is not paid with respect to any shares of Series A Preferred Stock as required to be paid pursuant to this Section 6, (i) such shares shall continue to be entitled to dividends thereon as provided in Section 3, and (ii) such event shall constitute a Breach Event. In the event that the Series A Preferred Stock Liquidation Preference is not paid with respect to any shares of Series A Preferred Stock as required to be paid pursuant to this Section 6, all such shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Series A Preferred Stock Liquidation Preference and any dividends accruing after the date payment thereof is due pursuant to this Section 6 with respect to such shares, at an aggregate rate per annum equal to the prime corporate rate announced from time to time at the end of each calendar month by the Wall Street Journal plus ten percent (10%) (increased by one percent (1%) at the end of each six (6) month period thereafter up to a maximum of 19%, until the Series A Preferred Stock Liquidation Preference, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and to be compounded monthly; provided that in no event shall such interest exceed the maximum permitted rate of interest under applicable law; and provided further that the Corporation shall make all filings necessary to raise such rate to the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”). In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the date payment of the Series A Preferred Stock Liquidation Preference is due pursuant to this Section 6 to the extent permitted by law.

(d) To the extent not prohibited by applicable law, upon the occurrence of a Liquidation Event, including any Fundamental Transaction treated as a Liquidation Event pursuant to Section 6(e), following completion of the distributions required by Section 6(a) (including without limitation the payment in full of the Series A Preferred Stock Liquidation Preference), if assets or surplus funds remain in the Corporation, no further payments shall be due with respect to the Series A Preferred Stock and the holders of the Common Stock and other Junior Securities shall share in all remaining assets of the Corporation.

C-12

(e) The Corporation shall provide written notice of any Liquidation Event or Fundamental Transaction to each record Holder, if practicable, not less than thirty (30) days prior to the payment date or effective date thereof, or, if not practicable to provide prior notice, promptly upon the occurrence thereof. Unless the Majority Holders vote not to treat any Fundamental Transaction as a Liquidation Event and thereafter notify the Corporation of such vote, which notice must be delivered prior to the effective date of a Fundamental Transaction (or, if later, within five (5) Trading Days after such Holder receives notice of such Fundamental Transaction from the Corporation), such Fundamental Transaction will be treated as a Liquidation Event with respect to all Holders for the purposes of this Section 6. Notwithstanding the foregoing, in the event that the Corporation enters into a Fundamental Transaction with any Holder or its Affiliates, such that such Holder and/or its Affiliates will collectively own at least 50.1% of the Corporation’s Common Stock following the consummation of such Fundamental Transaction, then such Holder shall agree, with respect to its shares of Series A Preferred Stock, not to treat such Fundamental Transaction as a Liquidation Event and any distribution payable to such Holder in connection with such Fundamental Transaction shall be credited against, and reduce, the amount of the purchase price payable by such Holder to the Corporation or its stockholders in connection with such Fundamental Transaction. For the avoidance of doubt, the Senior Credit Agreement (including the issuance of the warrants to purchase Common Stock in connection therewith) shall not be deemed to constitute a Fundamental Transaction.

(f) In the event that, immediately prior to the closing of a Liquidation Event, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) make payment of such distributions upon or immediately following the closing of such Liquidation Event; (ii) cause such closing to be postponed until such time as such cash distributions have been made; or (iii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(e).

(g) Notwithstanding anything herein, the Corporation shall not, directly or indirectly, without the prior affirmative vote or prior written consent of the Majority Holders (so long as at least fifteen percent (15%) of the Series A Preferred Stock purchased under the Purchase Agreement remains outstanding), consummate or be subject to the occurrence of a Fundamental Transaction or a Liquidation Event; provided, however, that the Corporation may consummate a Permitted Transaction so long as all of the shares of Series A Preferred Stock are redeemed by the Corporation upon consummation of such Permitted Transaction at a per share price equal to the Per Share Permitted Transaction Redemption Price, payable solely in cash by wire transfer of immediately available funds.

7. Conversion Rights.

The holders of the Series A Preferred Stock shall have the following rights and restrictions with respect to the conversion of the Series A Preferred Stock into shares of Common Stock:

(a) Optional Conversion. At the option of any Holder, any Series A Preferred Stock held by such Holder may be converted into Common Stock based on the applicable Conversion Price then in effect for the Series A Preferred Stock. A Holder may convert Series A Preferred Stock into Common Stock pursuant to this paragraph at any time, and from time to time, after the Original Issue Date for the applicable shares of Series A Preferred Stock, by delivering to the Corporation a conversion notice (the “Optional Conversion Notice”), in the form attached hereto on Annex A, properly completed and duly executed, and the date any such Optional Conversion Notice is delivered to the Corporation (as determined in accordance with the notice provisions hereof) is an “Optional Conversion Date.”

C-13

(b) Mandatory Conversion.

(i) If (i) at any time after the Mandatory Conversion Commencement Date, the VWAP of the Common Stock for each Trading Day of any sixty (60) consecutive Trading Days (the “Mandatory Conversion Measuring Period”) following the Mandatory Conversion Commencement Date exceeds 250% of the Conversion Price (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction)(the “Mandatory Conversion Condition”) and provided that the VWAP of the Common Stock for each Trading Day following the expiration of the Mandatory Conversion Measuring Period through the Mandatory Conversion Date (as defined below) exceeds 225% of the Conversion Price (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction)(the “Secondary Mandatory Conversion Condition”) and (ii) no Equity Conditions Failure shall have occurred on any Trading Day during the Mandatory Conversion Measuring Period and through and until the Mandatory Conversion Date, the Corporation shall have the right, subject to the limitations applicable to any Holder set forth in Section 7(l), to require each Holder to convert all, or any whole number, of shares of Series A Preferred Stock, in each case as designated in the Mandatory Conversion Notice, into such number of fully paid, validly issued and nonassessable shares of Common Stock (as determined pursuant to Section 7(d)(i)) in accordance with this Section 7(b)(i) as of the Mandatory Conversion Date (a “Mandatory Conversion”). The Corporation may exercise its right to require conversion under this Section 7(b)(i) by delivering, within not more than five (5) Trading Days following the end of such Mandatory Conversion Measuring Period, a written notice thereof by facsimile or overnight courier to all, but not less than all, of the holders of shares of Series A Preferred Stock and the Corporation’s transfer agent (the “Mandatory Conversion Notice” and the date all of the Holders received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable except with respect to a Mandatory Conversion Conditions Failure (as defined below). The Mandatory Conversion Notice shall state: (i) the Trading Day selected for the Mandatory Conversion in accordance with this Section 7(b)(i), which Trading Day shall be the fifth (5th) Trading Day following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”); (ii) the aggregate number of shares of Series A Preferred Stock and any accrued and unpaid Series A Preferred Dividends thereon subject to Mandatory Conversion from such Holder and the other Holders pursuant to this Section 7(b)(i); (iii) the number of shares of Common Stock to be issued to such Holder on the Mandatory Conversion Date; and (iv) that the Mandatory Conversion Condition has been satisfied at all times during the Mandatory Conversion Measuring Period, that the Secondary Mandatory Conversion Condition has been satisfied at all times during the period from the expiration of the Mandatory Conversion Measuring Period through its delivery of the Mandatory Conversion Notice and that no Equity Conditions Failure has occurred on any Trading Day during the Mandatory Conversion Measuring Period through its delivery of the Mandatory Conversion Notice. The Corporation shall deliver to each Holder a certificate signed by the Chief Financial Officer of the Corporation (the “Mandatory Conversion Certification”) no later than 10:00 a.m., New York time, on the Mandatory Conversion Date, certifying that (I) on each day during the Mandatory Conversion Measuring Period the Mandatory Conversion Condition has been met, (II) on each day during the period commencing on the expiration of the Mandatory Conversion Measuring Period through the Mandatory Conversion Date the Secondary Mandatory Conversion Condition has been met and (III) on each day during the Mandatory Conversion Measuring Period through the Mandatory Conversion Date, there has been no Equity Conditions Failure; provided, that to the extent the Corporation is unable to deliver the foregoing Mandatory Conversion Certification (a “Mandatory Conversion Conditions Failure”), such Mandatory Conversion Certification shall instead state, unless such Holder waives any such conditions, that the conditions have not been met and that such Mandatory Conversion Notice is revoked and null and void; provided, further, that a failure by the Corporation to deliver a Mandatory Conversion Certification to such Holder on the Mandatory Conversion Date shall be deemed to be a Mandatory Conversion Conditions Failure. Notwithstanding the foregoing, the Corporation may effect only one (1) Mandatory Conversion during any thirty (30) calendar day period. If there is a Mandatory Conversion Conditions Failure after the delivery by the Corporation of the Mandatory Conversion Notice Date and prior to the Mandatory Conversion Date, the Corporation shall promptly deliver to each Holder a notice of such Mandatory Conversion Conditions Failure and each Holder shall have the right to either (I) waive the Mandatory Conversion Conditions Failure, in which case the Corporation shall complete the Mandatory Conversion in accordance with this Section 7(b), or (II) elect that the conversion of such Holder’s shares of Series A Preferred Stock pursuant to the Mandatory Conversion not occur. Notwithstanding anything herein to the contrary, at any time prior to the time when a Mandatory Conversion is paid in full, each Holder may convert, in whole or in part, any whole number of shares of Series A Preferred Stock that is subject of a Mandatory Conversion Notice. Any Conversion Notice in connection with such conversion, to the extent it is not intended to reduce the number of shares of Series A Preferred Stock that is subject to the applicable Mandatory Conversion Notice, shall specify as much in such Conversion Notice. If not otherwise specified in the Conversion Notice, all shares of Series A Preferred Stock converted by such Holder after the Mandatory Conversion Notice Date shall reduce such Holder’s shares of Series A Preferred Stock to be converted on the Mandatory Conversion Date. The mechanics of conversion set forth in Section 7(d) shall apply to any Mandatory Conversion as if the Corporation and the Corporation’s transfer agent had received from each Holder on the Mandatory Conversion Date a Conversion Notice with respect to the shares of Series A Preferred Stock being converted pursuant to the Mandatory Conversion. For the avoidance of doubt, upon any Mandatory Conversion of any shares of Series A Preferred Stock, the Common Stock delivered in connection with such Mandatory Conversion shall be accompanied by the payment to the Holder of the Conversion Dividends, in accordance with Section 7(d), with respect to the shares of Series A Preferred Stock being converted in accordance with this Section 7(b) as if such Mandatory Conversion Date was a “Dividend Payment Date” for all purposes hereunder.

C-14

(ii) Pro Rata Mandatory Conversion Requirement. If the Corporation elects to cause a conversion of any shares of Series A Preferred Stock pursuant to Section 7(b)(i), then it must simultaneously take the same action in the same proportion with respect to all holders of shares of Series A Preferred Stock, subject, however, to the limitations set forth in Section 7(l). If the Corporation elects a Mandatory Conversion pursuant to Section 7(b)(i) with respect to less than all of the number of shares of Series A Preferred Stock then outstanding, then the Corporation shall require conversion of shares of Series A Preferred Stock from each of the Holders equal to the product of (i) the aggregate shares of Series A Preferred Stock which the Corporation has elected to cause to be converted pursuant to Section 7(b)(i), multiplied by (ii) such Holder’s Pro Rata Portion (such fraction with respect to each such holder is referred to as its “Mandatory Conversion Allocation Percentage”, and such amount with respect to each Holder is referred to as its “Pro Rata Mandatory Conversion Amount”). In the event that the initial holder of any shares of Series A Preferred Stock shall sell or otherwise transfer any of such Holder’s shares of Series A Preferred Stock, the transferee shall be allocated a pro rata portion of such Holder’s Mandatory Conversion Allocation Percentage and the Pro Rata Mandatory Conversion Amount.

(iii) From and after the Mandatory Conversion Date, all rights of any Holder shall automatically cease and terminate with respect to any shares of Series A Preferred Stock so converted into Common Stock on the Mandatory Conversion Date, and all shares of Series A Preferred Stock so converted shall automatically be cancelled and shall no longer be outstanding.

(c) Conversion Price. The conversion price for the Series A Preferred Stock shall initially be $1.02488 (the “Conversion Price”). Such initial Conversion Price shall be adjusted from time to time in accordance with Sections 7(e) and (f). All references to the Conversion Price herein shall mean the Conversion Price as so adjusted.

(d) Mechanics of Conversion.

(i) The number of shares of Common Stock issuable upon any conversion of shares of Series A Preferred Stock hereunder shall equal the quotient of (x) the product of (A) the Stated Value multiplied by, (B) the number of shares of Series A Preferred Stock to be converted, divided by, (y) the Conversion Price on the Optional Conversion Date or the Mandatory Conversion Date, as applicable. The Corporation shall pay each Holder of shares of Series A Preferred Stock being converted pursuant to either Section 7(a) or (b) the amount of any accrued but unpaid dividends on such shares of Series A Preferred Stock held by such Holder and being converted through the Optional Conversion Date or Mandatory Conversion Date, as applicable (the “Conversion Dividends”), in a manner consistent with the provisions governing the payment of Series A Preferred Dividends set forth in Section 3 of this Certificate of Designations; provided, however, if any Mandatory Conversion would cause less than eighty-five percent (85%) of the Series A Preferred Stock purchased under the Purchase Agreement to remain outstanding, then, as a condition to such Mandatory Conversion, the Corporation shall be obligated to pay, in cash, to the Holders all then-outstanding accrued but unpaid dividends on all of the outstanding shares of Series A Preferred Stock (including, for the avoidance of doubt, any accrued Series A Preferred Dividends pursuant to Section 3(b) and any Series A Preferred Dividends that have accrued thereon).

C-15

(ii) Upon conversion of any shares of Series A Preferred Stock, the Corporation shall promptly (but in no event later than three (3) Trading Days after the Optional Conversion Date or Mandatory Conversion Date, as applicable) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Corporation shall issue such Underlying Shares in the same manner as dividend payment shares are issued pursuant to Section 3(g) above.

(iii) The Holder shall not be required to deliver the original certificate(s) evidencing the Series A Preferred Stock being converted in order to effect a conversion of such Series A Preferred Stock hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original certificate(s) and issuance of a new certificate evidencing the remaining shares of Series A Preferred Stock; provided that the cancellation of the original certificate(s) shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System. Upon surrender of a certificate following one or more partial conversions, the Corporation shall promptly deliver to the Holder a new certificate representing the remaining shares of Series A Preferred Stock.

(iv) The Holder shall surrender to the Corporation or its transfer agent the original certificate(s) held by such Holder evidencing the shares of Series A Preferred Stock being converted within thirty (30) days after the conversion, provided, that the Holder’s failure to so deliver the original certificate(s) shall not affect the validity of such conversion or any of the Corporation’s obligations under this Certificate of Designations.

(v) The Corporation’s obligations to issue and deliver Underlying Shares upon conversion of shares of Series A Preferred Stock in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, or the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination.

(vi) If by the fifth (5th) Trading Day after a Conversion Date the Corporation fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a) or (b), then the Holder will have the right to rescind such conversion.

C-16

(vii) If by the third (3rd) Trading Day after a Conversion Date the Corporation fails to deliver or cause to be delivered to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a) or (b), and if after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Corporation shall either, at the election of such Holder: (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Corporation’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

(e) Adjustment for Stock Splits and Combinations. If at any time or from time to time on or after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 7(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f) Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time on or after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than a subdivision or combination of shares provided for elsewhere in this Section 7 or a Fundamental Transaction), in any such event each Holder shall then have the right to convert Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series A Preferred Stock after the capital reorganization to the end that the provisions of this Section 7 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, if the Series A Preferred Stock is then convertible pursuant to this Section 7, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall, upon request, prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each Holder so requesting at the Holder’s address as shown in the Corporation’s books. Failure to request or provide such notice shall have no effect on any such adjustment.

C-17

(h) Notices of Record Date. Upon any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to (i) receive any dividend, distribution or other right, or (ii) vote upon any Liquidation Event or Fundamental Transaction, the Corporation shall mail to each Holder at least 10 days prior to (x) the record date, if any, specified therein; or (y) if no record date is specified, the date upon which such action is to take effect (provided that such information shall be provided as soon as reasonably practicable in the event that such information is not required to be delivered by the Corporation to the public prior to or as of such 10-day period) a notice specifying (A) the date on which any such record is to be taken for the purpose of such notice of meeting and a description of the matters to be acted on at such meeting, (B) the date on which any such record is to be taken for the purpose of such notice or dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Liquidation Event is expected to become effective, and (D) in the case of a Fundamental Transaction, a notice signed by an officer of the Corporation setting forth the consideration to be received by the Holder from the purchaser or to be distributed to the Holder by the Corporation, as applicable, on a per share basis (i) without conversion of the Series A Preferred Stock into Common Stock and (ii) assuming conversion of all Series A Preferred Stock into Common Stock.

(i) Fractional Shares. The Corporation shall not be required to issue or cause to be issued fractional shares of Common Stock on conversion of Series A Preferred Stock. Subject to Section 7(l), if any fraction of a Common Stock would, except for the provisions of this Section, be issuable upon conversion of Series A Preferred Stock, the number of shares of Common Stock to be issued will be rounded down to the nearest whole share, and the Corporation shall, in lieu of issuing any fractional share, pay an amount of cash equal to the product of such fraction multiplied by the Conversion Price on the date of conversion (each such payment in cash, the “Fractional Cash Payment”).

(j) Payment of Taxes. The Corporation will pay all documentary, stamp, transfer (but only in respect of the registered Holder thereof) and other similar taxes that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

(k) Restrictions. Notwithstanding anything else set forth in this Section 7 to the contrary, the Corporation shall not be required to pay any Fractional Cash Payments pursuant to Section 7(i) to any Holder if the payment of such Fractional Cash Payments would cause the Corporation to violate any applicable law or regulation or order. The Corporation shall pay any Fractional Cash Payments owed by it but that it did not pay pursuant to the immediately preceding sentence on the date that is on or before the day that is five (5) days after the Corporation is first able to pay such Fractional Cash Payments without violating any applicable law or regulation or order.

C-18

(l) Limitations on Conversion.

(i) Notwithstanding anything herein to the contrary, in no event shall a Holder be entitled to convert any portion of the Series A Preferred Stock so held by such Holder in excess of that portion upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted shares of Series A Preferred Stock or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of that portion of the Series A Preferred Stock with respect to which the determination of this proviso is being made or issuable as a Series A Preferred Dividend, would result in beneficial ownership by such Holder and its Affiliates of more than 9.99% of the then outstanding shares of Common Stock (the “Threshold Percentage”).  For purposes of this Section 7(l), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  Any Holder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation.

(ii) Notwithstanding the provisions of Section 7(l)(i), the Holder shall have the right at any time and from time to time, to waive the provisions of this Section 7 insofar as they relate to the Threshold Percentage by written instrument delivered to the Corporation, but any such waiver will not be effective until the 61st day after such notice is delivered to the Corporation.

8. Redemption.

(a) Subject to Section 10(d) hereof, each Holder shall have the right to require the Corporation to redeem all or any portion of its outstanding shares of Series A Preferred Stock at any time, and from time to time, after July 30, 2021, by delivering written notice (the “Optional Redemption Notice”) thereof to the Corporation, which shall specify (i) the number of shares of Series A Preferred Stock to be redeemed and (ii) the date on which the Holder’s optional redemption shall occur, which date shall be not less than thirty (30) Business Days from the date the Corporation receives the Optional Redemption Notice (such date hereinafter referred to as the “Optional Redemption Date”). On the Optional Redemption Date, the shares of Series A Preferred Stock specified in the Optional Redemption Notice shall be redeemed by the Corporation at a price per share equal to the sum of (A) one hundred percent (100%) of the Stated Value per share of such Series A Preferred Stock (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock), plus (B) 100% of all accrued but unpaid dividends on such Series A Preferred Stock (including, for the avoidance of doubt, any accrued Series A Preferred Dividends pursuant to Section 3(b) and any Series A Preferred Dividends that have accrued thereon), in each case as of the Optional Redemption Date, in cash to the Holder thereof (the “Optional Redemption Price”).

(b) If the funds of the Corporation legally available to redeem shares of Series A Preferred Stock on the Optional Redemption Date are insufficient to redeem the total number of such shares required to be redeemed on such date or the Corporation is otherwise prohibited from redeeming the total number of such shares, the Corporation shall (i) take any action necessary or appropriate, to the extent permissible under applicable law and reasonably within its control, to remove promptly any impediments to its ability to redeem the total number of shares of Series A Preferred Stock required to be so redeemed, including to the extent permissible under applicable law, reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation to create sufficient surplus to make such redemption, and (ii) in any event, use any funds legally available to redeem the maximum possible number of such shares from the holders of such shares to be redeemed on such Optional Redemption Date in proportion to the respective number of such shares that otherwise would have been redeemed if all such shares had been redeemed in full. In the event that any shares of Series A Preferred Stock required to be redeemed pursuant to this Section 8 are not redeemed and continue to be outstanding, (A) such shares shall continue to be entitled to dividends thereon as provided in Section 3 until the date on which the Corporation actually redeems such shares, and (B) such event shall, subject to Section 10(d), constitute a Breach Event.

C-19

(c) If any shares of Series A Preferred Stock are not redeemed for any reason when required pursuant to this Section 8, on the Optional Redemption Date all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Optional Redemption Price and any dividend accruing after the Optional Redemption Date with respect to such unredeemed shares, at an aggregate rate per annum equal to the prime corporate rate announced from time to time at the end of each calendar month by the Wall Street Journal plus ten percent (10%) (increased by one percent (1%) at the end of each six (6) month period thereafter up to a maximum of 19% until the Optional Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and to be compounded monthly; provided that in no event shall such interest exceed the Maximum Permitted Rate. In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the Optional Redemption Date to the extent permitted by law.

(d) Each Holder of Series A Preferred Stock to be redeemed pursuant to this Section 8 shall surrender to the Corporation the certificate or certificates representing such shares within three (3) Business Days after such Holder’s receipt of the Optional Redemption Price and all other amounts due to such Holder pursuant to this Section 8, in the manner and at the place designated by the Corporation. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued to the Holder by the Corporation representing the unredeemed shares.

(e) In addition to the redemption rights of the Holders set forth in this Certificate of Designations, (y) the Holders are entitled to exercise the optional redemption rights set forth in Section 4.6(c) of the Purchase Agreement and (z) the Series A Preferred Stock shall be redeemed upon consummation of a Permitted Transaction in accordance with Section 6(g) of this Certificate of Designations.

9. Board Rights. On the Closing Date and for so long as at least fifteen percent (15%) of the Series A Preferred Stock purchased under the Purchase Agreement remains outstanding, the Board shall consist of eight (8) directors, unless the Majority Holders agree otherwise or as otherwise provided in Section 10(b)(ii) of this Certificate of Designations. Subject to Section 10(b)(ii) of this Certificate of Designations, for so long as at least eighty-five percent (85%) of the Series A Preferred Stock purchased under the Purchase Agreement remains outstanding, the Majority Holders shall have the exclusive right, voting separately as a class, to elect two (2) directors to the Board (the “Series A Directors”) and, to the extent permitted by applicable stock exchange rules (provided that the Corporation shall have used its best efforts to obtain a waiver or consent from the applicable stock exchange to permit such action), at least one (1) of such Series A Directors shall be appointed to any committee thereof (including the compensation committee, the audit committee and the nominating/governance committee). In addition, one of the Series A Directors (as determined by the Majority Holders) shall be appointed to the special committee of the Board charged with approving any settlement or any other agreement with the estate of ReiJane Huai. Subject to Section 10(b)(ii) of this Certificate of Designations, the number of Series A Directors shall be reduced to one at such time as less than eighty-five percent (85%) but greater than fifteen percent (15%) of the Series A Preferred Stock purchased under the Purchase Agreement remains outstanding. The Series A Directors shall each be elected by the affirmative vote of the Majority Holders of record either at a meeting of stockholders at which directors are elected, a special meeting of holders of Series A Preferred Stock or by written consent without a meeting in accordance with the General Corporation Law of the State of Delaware. Any vacancy in the position of any Series A Director may be filled only by the holders of the Series A Preferred Stock, unless the holders of Series A Preferred Stock no longer have the exclusive right to elect such Series A Director in accordance with Section 9 of this Certificate of Designations. Any Series A Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of holders of Series A Preferred Stock called for such purpose, or by the written consent, of the Majority Holders of record and any vacancy created by such removal may also be filled at such meeting or by such consent of the Majority Holders of record subject to the conditions of the immediately preceding sentence.

C-20

10. Breach Events and Breach Event Redemption.

(a) A “Breach Event” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation):

(i) any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as permitted thereunder, ceases to be in full force and effect in any material respect (for the avoidance of doubt, the representations and warranties made by the Corporation in Section 3.1 of the Purchase Agreement speak only as of the date of the Purchase Agreement and as of the Closing Date) or the Corporation purports to revoke, terminate or rescind any Transaction Document;

(ii) any default in any payment obligations in respect of any Series A Preferred Stock or any other payment obligation of the Corporation pursuant to any Transaction Document, as and when the same become due and payable pursuant to this Certificate of Designations or the applicable Transaction Document (including, for purposes of clarity, in the case any payments contemplated to be made pursuant to Sections 6, 7 and 8 are not made because they are deemed to be legally prohibited but expressly excluding any dividend payments contemplated to be made pursuant to Section 3 because they are legally prohibited), and such payment shall not have been made within ten (10) Business Days of the date such payment is due pursuant to the applicable Transaction Document;

(iii) the Corporation or any Subsidiary defaults in any of its covenants or other obligations in respect of any Indebtedness in an amount exceeding $1,000,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the greater of (x) the time permitted by such agreements, or (y) 30 days, other than pursuant to a good faith dispute relating to such Indebtedness;

(iv) the Corporation or any Subsidiary is in default under or has breached any provision of any Contract (which default or breach is not cured within the applicable cure period set forth in such Contract) and such breach or default individually or, when taken together with all other breaches or defaults under any other Contracts to which the Corporation or any Subsidiary is a party (after giving effect to any applicable cure periods), in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect;

(v) there is entered against the Corporation or any Significant Subsidiary (A) a final judgment or order or settlement by a court of competent jurisdiction for the payment of money in an aggregate amount exceeding $1,000,000, except to the extent such amounts have been paid to or on behalf of the Corporation or such Significant Subsidiary by its respective insurer(s), or (B) any one or more non-monetary final judgments by a court or courts of competent jurisdiction that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(vi) any change, event or circumstance occurs that has had or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect;

(vii) the occurrence of any Fundamental Transaction (other than a Permitted Transaction) which is not approved by the Majority Holders;

(viii) the occurrence of any Triggering Event;

(ix) the occurrence of any Bankruptcy Event;

C-21

(x) the breach by the Corporation of any of the following provisions of the Purchase Agreement: Section 4.3, 4.5, 4.6, 4.9, 4.10(a)(i), 4.10(a)(iv)(ii)(B), 4.10(a)(iv)(iv), 4.10(a)(v), 4.10(b) (other than Section 4.10(b)(vi)), 4.13 and 4.21;

(xi) the breach by the Corporation of any one of the following provisions of the Purchase Agreement to the extent any such breach has had or could reasonably be expected to result in, individually or, when taken together with all other breaches of any of the following provisions of the Purchase Agreement, in the aggregate, (x) a Material Adverse Effect, (y) a material adverse impact on the Preferred Stock and/or the rights of the Holders or (z) an impact on the Holders in a disproportionate manner than other holders of the Corporation’s capital stock: Section 4.10(a)(ii), Section 4.10(a)(iv)(i), Section 4.10(a)(iv)(ii)(A), Section 4.10(a)(iv)(iii), Section 4.10(a)(vi) and Section 4.10(b)(vi);

(xii) the breach by the Corporation of (A) of any of its representations and warranties set forth in Section 3.1(g) of the Purchase Agreement, except for any breach of the Corporation’s representations and warranties set forth in Section 3.1(g) of the Purchase Agreement that, when taken together with all other breaches of the Corporation’s representations and warranties set forth in Section 3.1(g) of the Purchase Agreement, is de minimis in nature with respect to the number of outstanding shares of stock, the number of outstanding Options and the exercise and conversion price of any Options or (B) Section 4.12 of the Purchase Agreement that, when aggregated with respect to all breaches of Section 4.12 of the Purchase Agreement, relate to Losses in excess of $2,500,000;

(xiii) the Corporation amends any Contract with a customer or other third party to accelerate payments due and owing to it from such customer or third party for the express purpose of satisfying Section 10(a)(xiv) of this Certificate of Designations;

(xiv) the Corporation fails to achieve, for two (2) consecutive quarters, at least seventy-five percent (75%) of any of its quarterly targets for revenue, EBITDA, cash or net working capital as set forth in the Corporation’s quarterly plan that is set annually by the Board; or

(xv) the restatement of any financial statements of the Corporation or any Significant Subsidiary.

(b) Upon the occurrence of any Breach Event:

(i) each Holder may elect by written notice to the Corporation, to require the Corporation to repurchase any outstanding shares of Series A Preferred Stock held by such Holder at a price per share equal to the greater of (A) the Series A Preferred Stock Liquidation Preference; and (B) the product of (y) that number of shares of Common Stock into which such share of Series A Preferred Stock (and all accrued but unpaid dividends with respect thereto) is then convertible (without giving effect to any limitations on conversion contained herein), multiplied by (z) the Closing Bid Price as of the date of the occurrence of such Breach Event, payable in cash; and

C-22

(ii) for so long as at least fifteen percent (15%) of the Series A Preferred Stock purchased under the Purchase Agreement remains outstanding prior to a Breach Event, if in connection with such Breach Event the Corporation is in default under or has breached any provision of any Transaction Document in respect of its obligations to redeem any shares of Series A Preferred Stock, upon the affirmative vote or by written consent of the Majority Holders, and without further action by any Holders, the number of directors constituting the Board shall automatically be increased by a number sufficient to cause such additional directors, when taken together with the then-existing Series A Directors, to constitute a majority of the Board. The Holders, voting as a single class to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, shall elect such additional directors. For the avoidance of doubt, such additional directors, when taken together with the then-existing Series A Directors, shall constitute a majority of the Board. The period beginning on the date any Breach Event occurs and ending on the date upon which all shares of Series A Preferred Stock required to be redeemed pursuant to Section 10(b)(i) are so redeemed is referred to herein as the “Voting Period.” As soon as practicable after the commencement of the Voting Period, the Corporation shall call a special meeting of the Holders to be held not more than 20 days after the date of mailing of notice of such meeting. If the Corporation fails to send a notice, any such Holder may call the meeting on like notice. The record date for determining those Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the day on which such notice is mailed or as otherwise required by applicable law. At any such special meeting and at each meeting of such Holders held during a Voting Period at which directors are to be elected (or with respect to any action by written consent in lieu of a meeting of stockholders), the Majority Holders, voting together as a single class to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, shall be entitled to elect the number of directors prescribed in this Section 10(b)(ii), and each share of Series A Preferred Stock held by a Holder shall be entitled to one (1) vote (whether voted in person by the holder thereof or by proxy or pursuant to a stockholders’ consent). The terms of office of all persons who are incumbent directors of the Corporation at the time of a special meeting of the Holders (or any action by written consent in lieu of a meeting of stockholders) to elect such additional directors shall continue, notwithstanding the election at such meeting or pursuant to such written consent of the additional directors that such Holders are entitled to elect, and the additional directors so elected by such Holders, together with such incumbent directors, shall constitute the duly elected directors of the Corporation. Simultaneously with the termination of the Voting Period, the terms of office of the additional directors elected by the Holders under this Section 10(b)(ii) shall terminate, such incumbent directors shall constitute the directors of the Corporation, the number of directors constituting the Board shall automatically be decreased so that the number equals the number immediately prior to the increase pursuant to this Section 10(b)(ii) and the rights of the Holders to elect directors pursuant to this Section 10(b)(ii) shall cease.

(c) If any payments are not made for any reason when required pursuant to this Section 10, the Corporation shall pay interest on all amounts due under this Section 10, at an aggregate rate per annum equal to the prime corporate rate announced from time to time at the end of each calendar month by the Wall Street Journal plus ten percent (10%) (increased by one percent (1%) at the end of each six (6) month period thereafter up to a maximum of 19% until all such payments have been made, and any interest thereon, are paid in full), with such interest to accrue daily in arrears and to be compounded monthly; provided that in no event shall such interest exceed the Maximum Permitted Rate. In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the date such payment and/or delivery is due to the extent permitted by law.

(d) Notwithstanding anything contained in this Section 10 or any other provision of this Certificate of Designations to the contrary, no holder of Series A Preferred Stock may exercise any rights or remedies in respect of a Breach Event or exercise any redemption rights under this Certificate of Designation (whether pursuant to Section 8 or Section 10 hereof) unless the exercise of such rights or remedies or the exercise of such redemption rights, as applicable, has been approved by the Majority Holders.

11. Replacement Certificates. If any certificate evidencing Series A Preferred Stock, or Common Stock deliverable pursuant to this Certificate of Designations, is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction (in such case) and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

C-23

12. Reservation of Common Stock. The Corporation shall, at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of shares of Common Stock which are then issuable and deliverable pursuant to this Certificate of Designations, in each case free from preemptive rights or any other contingent purchase rights of Persons other than the Holders. All shares of Common Stock so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue Underlying Shares as required hereunder, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 4:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via electronic facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 4:30 p.m. (New York City time) on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Corporation, to the address therefor set forth in the Purchase Agreement, or (ii) if to a Holder, to the address or facsimile number appearing on the Corporation’s stockholder records or such other address or facsimile number as such Holder may provide to the Corporation in accordance with this Section 13.

14. Voting Rights. In addition to the rights provided by law and otherwise provided in this Certificate of Designations, the Holder shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class (including without limitation with respect to any matter relating to a Fundamental Transaction, any amendment of the certificate of incorporation, any increase or decrease in the number of authorized shares of Common Stock of the Corporation or any other matter subject to the vote or consent of the holders of Common Stock), and, except as specifically required by applicable law or in the event the Corporation enters into a Fundamental Transaction with Hale Capital or any Affiliate of Hale Capital and the Board in its exercise of its fiduciary duties determines that a separate vote of the Common Stock is required, in no event shall the holders of the Common Stock vote as a separate class from the Series A Preferred Stock on any matter. With respect to the voting rights of the Holders pursuant to the preceding sentence, each Holder shall be entitled to one vote for each share of Common Stock that would be issuable to such Holder upon the conversion of all the shares of Series A Preferred Stock held by such Holder on the record date for the determination of stockholders entitled to vote, assuming a conversion price equal to $1.23 (subject to adjustment from time to time for stock splits, stock dividends, stock combinations and similar events, as applicable, with respect to the Common Stock).

15. Actions Prohibited by Law. To the extent the Corporation is prohibited by law from taking any action specified in this Certificate of Designations, the Corporation shall, upon the request of the Majority Holders, in addition to any other requirements of this Certificate of Designations, take such actions as may be reasonably requested by the Majority Holders to implement a valid and enforceable provision that is a reasonable substitute for the prohibited provision in order to give the maximum effect to the intent of the Corporation and the Holders (the “Amended Provision”). The Corporation shall take any action necessary or appropriate, to the extent reasonably within its control, to cause this Certificate of Designations to be amended to include the Amended Provision.

C-24

16. Miscellaneous.

(a) The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(b) No provision of this Certificate of Designations may be amended, except in a written instrument signed by the Corporation and the Majority Holders. Any of the rights of the Holders set forth herein may be waived by the affirmative vote or by written consent of the Majority Holders, except that each Holder may waive its own rights as provided in this Certificate of Designations. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

[Signature page follows]

C-25

IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Designations to be duly executed as of this ___ day of ____________, 2018.

FALCONSTOR SOFTWARE, INC.

By:
	Name:	Brad Wolfe
	Title:	Chief Financial Officer

C-26

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order
to Convert Shares of SERIES A Preferred Stock)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A Preferred Stock indicated below, represented by stock certificate No(s). ___________, into shares of common stock, par value $0.001 per share (the “Common Stock”), of FalconStor Software, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Series A Preferred Stock owned prior to Conversion: ________
Number of shares of Series A Preferred Stock to be Converted: _________________
Number of shares of Common Stock to be Issued: ___________________________
Address for delivery of physical certificates: ______________________ or for DWAC Delivery: DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:___________________________________ Name: Title: Date:

C-27

FALCONSTOR SOFTWARE, INC.
ATTN: BRAD WOLFE
823 CONGRESS AVENUE,
SUITE 1300
AUSTIN, TX 78701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 William Miller

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: With discretionary authority, upon such other matters as may properly come before the meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000320869_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K is/are available at www.proxyvote.com

FALCONSTOR SOFTWARE, INC.
Annual Meeting of Stockholders
June 22, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Todd Brooks and Brad Wolfe, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FALCONSTOR SOFTWARE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held Friday, June 22, 2018, at 10:00 a.m. (CDT), at the Company's worldwide headquarters, 823 Congress Avenue, Suite 1300, Austin, Texas 78701, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000320869_2 R1.0.1.15

Continued and to be signed on reverse side